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                              OPERATING AGREEMENT

                                       OF

                                   BIOAGRA LLC




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
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
                                         ARTICLE I
                             FORMATION, NAME, AND DEFINITIONS

Section 1.01.   Formation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
Section 1.02.   Name. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
Section 1.03.   Registered Office and Agent for Service of Process. . . . . . . . . . . .  1
Section 1.04.   Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
Section 1.05.   Purpose . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

                                        ARTICLE II
                                  ORGANIZATIONAL MATTERS

Section 2.01.   Principal Place of Business . . . . . . . . . . . . . . . . . . . . . . .  2
Section 2.02.   Term. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
Section 2.03.   No Partnership Intended for Non-Tax Purposes. . . . . . . . . . . . . . .  2
Section 2.04.   Manager-Managed . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
Section 2.05.   Powers of the Company . . . . . . . . . . . . . . . . . . . . . . . . . .  3
Section 2.06.   Other Instruments . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

                                       ARTICLE III
                               CAPITALIZATION OF THE COMPANY

Section 3.01.   Capital Contributions and Interests of Members. . . . . . . . . . . . . .  3
Section 3.02.   Payment of Capital Contributions. . . . . . . . . . . . . . . . . . . . .  3
Section 3.03.   Capital Accounts. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
Section 3.04.   Capital Account of Substituted Member . . . . . . . . . . . . . . . . . .  5
Section 3.05.   Interest on Capital Contributions . . . . . . . . . . . . . . . . . . . .  5
Section 3.06.   Third-Party Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
Section 3.07.   Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
Section 3.08.   Withdrawal or Return of Capital Contributions . . . . . . . . . . . . . .  5
Section 3.09.   Liability for Contributions . . . . . . . . . . . . . . . . . . . . . . .  6

                                        ARTICLE IV
                                       DISTRIBUTIONS

Section 4.01.   Monthly Distributions . . . . . . . . . . . . . . . . . . . . . . . . . .  6
Section 4.02.   Prorations on Assignment. . . . . . . . . . . . . . . . . . . . . . . . .  6
Section 4.03.   Priority of Distributions . . . . . . . . . . . . . . . . . . . . . . . .  6
Section 4.04.   Limitations on Distributions. . . . . . . . . . . . . . . . . . . . . . .  6


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                                         ARTICLE V
                                       ALLOCATIONS

Section 5.01.   General Allocation of Profits . . . . . . . . . . . . . . . . . . . . . .  7
Section 5.02.   General Allocation of Losses. . . . . . . . . . . . . . . . . . . . . . .  7
Section 5.03.   Regulatory and Curative Allocations . . . . . . . . . . . . . . . . . . .  7
Section 5.04.   Prorations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

                                        ARTICLE VI
             FINANCIAL RECORDS, INSURANCE, LIABILITY OF MEMBERS, AND COMPANY
                                         PROPERTY

Section 6.01.   Books, Records, and Tax Returns . . . . . . . . . . . . . . . . . . . . .  8
Section 6.02.   Records and Inspection Rights of Members. . . . . . . . . . . . . . . . .  8
Section 6.03.   Tax Elections . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
Section 6.04.   Tax Matters Partner . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
Section 6.05.   Accounts; Investing Company Assets. . . . . . . . . . . . . . . . . . . .  9
Section 6.06.   Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
Section 6.07.   Commingling of Company Assets . . . . . . . . . . . . . . . . . . . . . .  9
Section 6.08.   Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
Section 6.09.   Operating Budget. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

                                       ARTICLE VII
                               BOARD OF MANAGERS; MANAGEMENT

Section 7.01.   Board of Managers . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
Section 7.02.   Elections of Managers; Voting Interest. . . . . . . . . . . . . . . . . . 10
Section 7.03.   Resignations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
Section 7.04.   Removal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
Section 7.05.   Vacancies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
Section 7.06.   Salaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
Section 7.07.   Meetings; Telephonic Meeting. . . . . . . . . . . . . . . . . . . . . . . 11
Section 7.08.   Quorum. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
Section 7.09.   Unanimous Vote or Consent . . . . . . . . . . . . . . . . . . . . . . . . 11
Section 7.10.   Meeting Not Required For Action . . . . . . . . . . . . . . . . . . . . . 11
Section 7.11.   Reliance on Authority by Third Parties. . . . . . . . . . . . . . . . . . 11
Section 7.12.   Managers' Powers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
Section 7.13.   Restrictions on Authority . . . . . . . . . . . . . . . . . . . . . . . . 13


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Section 7.14.   Liabilities of Any Member, Manager or Officer . . . . . . . . . . . . . . 13
Section 7.15.   Competing Activities of Members, Managers and Officers. . . . . . . . . . 13
Section 7.16.   Company Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
Section 7.17.   Reimbursement of Expenses . . . . . . . . . . . . . . . . . . . . . . . . 14
Section 7.18.   Transactions with any Member, Manager, Officer or Affiliates. . . . . . . 14
Section 7.19.   Duties of the Managers and Officers . . . . . . . . . . . . . . . . . . . 14
Section 7.20.   Members Control . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

                                       ARTICLE VIII
                   ADMISSIONS, WITHDRAWALS, ASSIGNMENTS AND DISSOCIATION

Section 8.01.   Admission and Withdrawal of Members . . . . . . . . . . . . . . . . . . . 15
Section 8.02.   Withdrawal of a Member. . . . . . . . . . . . . . . . . . . . . . . . . . 15
Section 8.03.   Assignment of Member's Interest . . . . . . . . . . . . . . . . . . . . . 17
Section 8.04.   Restrictions on Consent to Assignment And Substitution of Members . . . . 19
Section 8.05.   Effect of Assignment. . . . . . . . . . . . . . . . . . . . . . . . . . . 20
Section 8.06.   Dissociation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

                                        ARTICLE IX
                 DISSOLUTION, LIQUIDATION, AND TERMINATION OF THE COMPANY

Section 9.01.   Event of Dissolution. . . . . . . . . . . . . . . . . . . . . . . . . . . 20
Section 9.02.   Notice, Publication and Filing. . . . . . . . . . . . . . . . . . . . . . 20
Section 9.03.   Liquidation and Termination . . . . . . . . . . . . . . . . . . . . . . . 21

                                         ARTICLE X
                         ACCOUNTING ON DISSOLUTION AND LIQUIDATION

Section 10.01.  Winding Up and Liquidating Distributions. . . . . . . . . . . . . . . . . 21
Section 10.02.  Allocation of Profit and Loss . . . . . . . . . . . . . . . . . . . . . . 22
Section 10.03.  Distribution of Installment Notes . . . . . . . . . . . . . . . . . . . . 22
Section 10.04.  No Right to Particular Assets . . . . . . . . . . . . . . . . . . . . . . 22
Section 10.05.  Certificate of Termination. . . . . . . . . . . . . . . . . . . . . . . . 22
Section 10.06.  Effect of Filing Certificate of Termination . . . . . . . . . . . . . . . 22

                                        ARTICLE XI
                              MEETINGS AND ACTION BY MEMBERS

Section 11.01.  Annual and Special Meetings . . . . . . . . . . . . . . . . . . . . . . . 23
Section 11.02.  Notice of Meetings. . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
Section 11.03.  Location of Meetings. . . . . . . . . . . . . . . . . . . . . . . . . . . 23


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Section 11.04.  Telephonic Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
Section 11.05.  Quorum. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
Section 11.06.  Members Entitled to Vote. . . . . . . . . . . . . . . . . . . . . . . . . 23
Section 11.07.  Unanimous Vote or Consent . . . . . . . . . . . . . . . . . . . . . . . . 23
Section 11.08.  Proxies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
Section 11.09.  Meeting Not Required For Action . . . . . . . . . . . . . . . . . . . . . 24
Section 11.10.  Appointment of the Managers as Attorney-in-Fact . . . . . . . . . . . . . 24

                                       ARTICLE XII
                                    OFFICER PROVISIONS

Section 12.01.  Number, Title and Qualifications. . . . . . . . . . . . . . . . . . . . . 25
Section 12.02.  Powers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
Section 12.03.  Initial Officers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
Section 12.04.  Chief Executive Officer . . . . . . . . . . . . . . . . . . . . . . . . . 26
Section 12.05.  President . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
Section 12.06.  Executive Vice President. . . . . . . . . . . . . . . . . . . . . . . . . 26
Section 12.07.  Secretary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
Section 12.08.  Chief Financial Officer . . . . . . . . . . . . . . . . . . . . . . . . . 26
Section 12.09.  Assistant Treasurers and Assistant Secretaries. . . . . . . . . . . . . . 27
Section 12.10.  Additional Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
Section 12.11.  Compensation of Officers. . . . . . . . . . . . . . . . . . . . . . . . . 27
Section 12.12.  Resignation and Removal . . . . . . . . . . . . . . . . . . . . . . . . . 27
Section 12.13.  Vacancies; Incapacity . . . . . . . . . . . . . . . . . . . . . . . . . . 27
Section 12.14.  Duties to the Company . . . . . . . . . . . . . . . . . . . . . . . . . . 27

                                       ARTICLE XIII
                             AMENDMENTS AND GENERAL PROVISIONS

Section 13.01.  Amendments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
Section 13.02.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
Section 13.03.  Waiver of Partition . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
Section 13.04.  Member's Representations. . . . . . . . . . . . . . . . . . . . . . . . . 28
Section 13.05.  Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
Section 13.06.  Attorney Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
Section 13.07.  Successors and Assigns. . . . . . . . . . . . . . . . . . . . . . . . . . 29


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Section 13.08.  Severability. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
Section 13.09.  Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
Section 13.10.  Applicable Law. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
Section 13.11.  Entire Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
Section 13.12.  Time. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
Section 13.13.  Creditors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
Section 13.14.  Counterparts; Facsimile . . . . . . . . . . . . . . . . . . . . . . . . . 30
Section 13.15.  Sole and Absolute Discretion. . . . . . . . . . . . . . . . . . . . . . . 30
Section 13.16.  Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
Section 13.17.  Construction. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
APPENDIX ONE TO OPERATING AGREEMENT OF BIOAGRA LLC. . . . . . . . . . . . . . . . . . . .  1
APPENDIX TWO TO OPERATING AGREEMENT OF BIOAGRA LLC. . . . . . . . . . . . . . . . . . . .  1
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                                        v

                               OPERATING AGREEMENT
                                       OF
                                   BIOAGRA LLC

     This Operating Agreement is entered into as of AUGUST 15, 2005 (the "EFFECTIVE DATE"), by and among NANOPIERCE TECHNOLOGIES, INC. ("NANOPIERCE"), XACT RESOURCES INTERNATIONAL, INC. ("XACT"), each as a Member, any other Persons who have executed this Agreement or a counterpart hereof as a Member, or have become Members pursuant to the terms of this Agreement (the "MEMBERS" or the "PARTIES"), all of which are listed on APPENDIX TWO annexed hereto and made a
                                          ------------
part  hereof,  as  may  be  amended  from  time  to  time.

                                    RECITALS:

     WHEREAS, the Company has been formed as a limited liability company known as BioAgra LLC (the "COMPANY"), pursuant to the Georgia Limited Liability Company Act, as amended from time to time, and any successor to such statute (the "ACT") by filing articles of organization with the Georgia Secretary of State on December 8, 2004;

     WHEREAS, the Parties desire to adopt this Operating Agreement for the Company;

     NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Agreement, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

                                    ARTICLE I

                        FORMATION, NAME, AND DEFINITIONS

     SECTION 1.01. FORMATION. The Company was organized as a Georgia limited liability company effective upon the filing of articles of organization ("ARTICLES OF ORGANIZATION") with the Georgia Secretary of State. All actions of the Organizer in filing the Articles of Organization of the Company are accepted and ratified by the execution of this Agreement and the Organizer is hereby discharged from any and all further duties in or respecting the Company. The Parties shall file or cause to be filed any amendments to the Articles of Organization that are necessary to reflect the terms of this Agreement.

     SECTION 1.02. NAME. The name of the Company is BioAgra LLC. The words "Limited Liability Company," "LLC" or similar words or letters shall be included in the Company's name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The name of the Company may be changed only upon the approval of the Managers.

     SECTION 1.03. REGISTERED OFFICE AND AGENT FOR SERVICE OF PROCESS. The registered agent for the service of process and the registered office shall be that Person and location reflected in the form prescribed by the Georgia Secretary of State and required to be filed with the Articles of Organization in the office of the Georgia Secretary of State. The Managers may, from time to time, change the registered agent or office through appropriate filings with the Georgia Secretary of State.

     SECTION 1.04. DEFINITIONS. Capitalized terms used in this Agreement (including exhibits, schedules and amendments) shall have the respective meanings set forth in APPENDIX ONE or in the Section of this Agreement referred
                       ------------
to  in  APPENDIX  ONE, except as otherwise expressly indicated or limited by the
        -------------
context in which they appear in this Agreement. All terms defined in this Agreement in the singular have the same meanings when used in the plural and vice versa. Accounting terms used but not otherwise defined shall have the meanings given to them under United States generally accepted accounting principles.

     SECTION 1.05. PURPOSE. The purpose of the Company and the general character of its business are to:

          (a) Produce, market and sell YBG-2000, a natural beta glucan immune system feed supplement refined from bakers yeast used to replace antibiotic fast growth additives which are currently used by producers of feeds for the livestock, poultry and shrimp industries and which may be used for other purposes.

          (b) Conduct any business and any other activities that may be lawfully conducted by a limited liability company formed pursuant to the Act.

                                   ARTICLE II

                             ORGANIZATIONAL MATTERS

     SECTION 2.01. PRINCIPAL PLACE OF BUSINESS. The principal office and place of business of the Company shall be located at Park South, 7505 Waters Avenue, Suite C-8, Savannah, Georgia 31406. The principal office and place of business may be changed to any other place within or outside the State of Georgia as the Managers may designate in writing from time to time.

     SECTION 2.02. TERM. The term of the existence of the Company commenced as of the date on which the Articles of Organization were filed with the Georgia Secretary of State and shall be perpetual, unless sooner terminated in accordance with this Agreement.

     SECTION 2.03. NO PARTNERSHIP INTENDED FOR NON-TAX PURPOSES. The Members intend that the Company shall always be operated in a manner that is consistent with its treatment as a partnership for federal and state tax purposes (or, if there is only one Member, the Company shall be disregarded as an entity separate from its owner for tax purposes) and shall never be operated or treated as a partnership for purposes of Section 303 of the Bankruptcy Code of the United States or any other applicable law or for any other purpose. Each Member agrees to use its best efforts to carry out this intent, and no Member shall take any action inconsistent with this intent.

     SECTION 2.04. MANAGER-MANAGED. The Members intend that the Company shall always be operated as a manager-managed limited liability company as described in the Act, subject to, where appropriate, the terms, and conditions of this Agreement.

     SECTION 2.05. POWERS OF THE COMPANY. The Company shall have all of the powers of a limited liability company as set forth in the Act and under the laws of the State of Georgia. The Partnership also is empowered to do any and all acts and things necessary, appropriate or advisable to ensure that the Partnership will not be classified as a "publicly traded partnership" taxable as a corporation within the meaning of Section 7704 of the Code.

     SECTION 2.06. OTHER INSTRUMENTS. Each Member hereby agrees to execute and deliver to the Company as soon as practicable after receipt of a written request therefor, such other and further documents and instruments, statements of interest and holdings, designations, powers of attorney and other instruments and to take such other action as the Company deems necessary, useful or appropriate to comply with any laws, rules or regulations as may be necessary to enable the Company to fulfill its responsibilities under this Agreement.

                                   ARTICLE III

                          CAPITALIZATION OF THE COMPANY


     SECTION 3.01. CAPITAL CONTRIBUTIONS AND INTERESTS OF MEMBERS. Each Member shall contribute initial capital to the Company in the amounts and of a nature set forth next to the name and mailing address of the Member appearing on APPENDIX TWO (collectively, the "INITIAL CONTRIBUTIONS"). In exchange for the
------------
contribution of this initial capital to the Company, a Member shall be entitled to an Interest as described in this Agreement. A Member's Percentage Interest in the Company shall be set forth in APPENDIX TWO, as may be amended from time
                                       ------------
to  time  as  set  forth  in  this  Agreement.

     SECTION  3.02.  PAYMENT OF CAPITAL CONTRIBUTIONS.  Except as established in
Section 3.01 or as otherwise unanimously agreed by all of the Managers, all Contributions other than for services rendered or to be rendered shall be paid to the Company in cash, by check drawn on a commercial bank having offices in the United States, by a cashier's check, or by wire transfer of immediately available U.S. funds. To the extent that all or a portion of a Contribution is initially evidenced by a promise to pay, in the event that such Contribution is not made in accordance with such promise to pay on or before the date specified in such promise, Appendix Two shall be amended to reflect the actual Capital
Contribution  made  by  such  Person.

     SECTION  3.03.  CAPITAL  ACCOUNTS.

          (a) To the extent the Company has two or more Members, a single Capital Account shall be maintained for each Member on the books of the Company. In general, the Capital Account of each Member shall be maintained consistently with the provisions of I.R.C. Sec. 704(b) and the Regulations.

          (b) The Capital Account of each Member shall be credited with the Initial Contributions of the Member to the capital of the Company and shall be increased by:

               (i) The amount of additional money contributed (or deemed contributed) under the Regulations by the Member to the Company in accordance with this Agreement and the initial Gross Asset Value of any other property (except any promissory note or similar obligation, the maker of which is a contributing Member) contributed by the Member to the Company (net of any liabilities secured by the contributed property that the Company is considered to assume or take such property subject to under I.R.C. Sec. 752 and any applicable Regulations);

               (ii) The amount of any Profits allocated to the Member under this Agreement; and

               (iii)  Any  adjustments  required  by  Section  3.03(d)  below.

          (c)  The  Capital  Account  of  each  Member  shall  be  decreased by:

               (i) The amount of money distributed (or deemed distributed) under the Regulations by the Company to the Member in accordance with this Agreement and the Gross Asset Value of any other property distributed by the Company to the Member (net of any liabilities secured by the distributed property that the Member is considered to assume or take such property subject to under I.R.C. Sec. 752 and any applicable Regulations);

               (ii) The amount of Losses allocated to the Member under this Agreement;

               (iii) The Member's share of any reduction in the basis of the Company's assets caused by any tax credit; and

               (iv)  Any  adjustments  required  by  Section  3.03(d)  below.

          (d) Capital Accounts shall be adjusted at the close of each Fiscal Year or more often, as required for the purposes of making Distributions and allocations of Profits and Losses pursuant to this Agreement. The provisions of this Agreement relating to the maintenance of Capital Accounts must comply in all events with T.R. Sec. 1.704-1(b), including T.R. Sec. 1.704-1(b)(2)(iv), and shall be interpreted and applied in a manner consistent with these Regulations. The Managers shall cause the Capital Accounts maintained under this Agreement to be computed in accordance with these Regulations and may make any adjustments to the Capital Accounts as are required to be made to maintain the Capital Accounts in accordance with these Regulations.

          (e) Upon the Assignment of a Member's entire Interest in the Company, the Tax Matters Partner shall have the authority to adjust the Capital Accounts in accordance with the Regulations to reflect the fair market value of the Company's assets. To the extent that the Capital Accounts of the Members are restated in accordance with the provisions of the Regulations, the Percentage Interests of the Members shall be amended to reflect the relative balances of the Member's Capital Accounts.

          (f) Notwithstanding any other provision of this Agreement, no Member shall be obligated to restore any negative Capital Account, and any negative balance in the Capital Account shall not be considered a debt or obligation of the Member or any other Person.

     SECTION 3.04. CAPITAL ACCOUNT OF SUBSTITUTED MEMBER. The Capital Account of a Substituted Member shall be, in the case of a complete Assignment, the Capital Account of the Assigning Member as of the date on which the substitution becomes effective or, in the case of a partial Assignment, a proportionate share of the Capital Account of the Assigning Member.

     SECTION 3.05. INTEREST ON CAPITAL CONTRIBUTIONS. No interest or amounts in the nature of interest shall be paid on any Contributions by any Member to the capital of the Company.

     SECTION  3.06.  THIRD-PARTY  RIGHTS.  Without  limiting  the  generality of
Section 7.14, the right of the Company or any Manager to require any Contributions of any nature under the terms of this Agreement shall not be construed to confer any right or benefit upon any Person that is not a Member, including, without limitation, any creditor of the Company. No creditor of the Company or other Person not a Member in the Company shall be entitled to require the Manager or any Member to solicit or demand any Contributions from any other Members.

     SECTION  3.07.  LOANS.

          (a) If the Board of Managers determines that the business of the Company requires additional funds, one or more of the Members or Managers may lend such funds to the Company on a secured or unsecured basis, subject to the limitations set forth in Section 7.18.

          (b) Any loan made by a Member shall not constitute a Contribution of the Member to the capital of the Company and, except for the terms specified above, shall be on the terms as the lending Member and the Managers determine to be appropriate in light of existing circumstances.

          (c) No Member shall have any personal liability for the repayment of any loans made by any Member or Manager to the Company, and all Member or Manager loans shall be fully non-recourse. The occurrence of an Event of Withdrawal or a Voluntary Withdrawal with respect to a lending Member, however, shall not affect the liability of the Company to make, on a timely basis, all principal and interest payments under the loan made by such Member.

          (d) All amounts due and unpaid on loans made by the Members or Managers to the Company shall be repaid from available cash prior to the Distributions of Disbursable Cash to the Members of the Company. All decisions on timing for the repayment of the Member's loans to the Company shall be made at the decision and discretion of the Managers.

     SECTION 3.08. WITHDRAWAL OR RETURN OF CAPITAL CONTRIBUTIONS. No Member shall have the right to withdraw or receive any return of its Contribution to the capital of the Company without the consent of the Managers, except as otherwise provided in this Agreement. Under circumstances requiring the return of any Contribution from the capital of the Company, no Member shall have the right to receive particular property other than cash and, except as expressly provided in this Agreement, no Member shall have priority over any other Member with respect to a return of any Contribution.

     SECTION 3.09. LIABILITY FOR CONTRIBUTIONS. Each Member is liable to contribute cash or property and to perform services to the Company only to the extent provided in this Agreement or the Act.

                                   ARTICLE IV

                                  DISTRIBUTIONS

     SECTION  4.01.  MONTHLY DISTRIBUTIONS.  Except upon liquidation pursuant to
Article X, the Company shall distribute to the Members, within a reasonable time after the end of each monthly period ending after September 30, 2005, 100% of any Disbursable Cash of the Company received with respect to such period in the following manner:

          (a) First, to the Members with positive Capital Accounts in accordance with the ratio that each Member's positive Capital Account bears to the sum of all Members' positive Capital Accounts, until all positive Capital Accounts have been reduced to zero; and

          (b) Second, to the Members in accordance with their Percentages Interests.

     SECTION 4.02. PRORATIONS ON ASSIGNMENT. Distributions of cash or other property made to a Member under this Agreement shall not be prorated upon any Assignment of all or part of a Member's Interest in the Company but shall be made to the owner of the Interest with respect to which the Distribution is made, as reflected on the books of the Company, as of the date the Distribution is declared or paid, whichever is earlier.

     SECTION 4.03. PRIORITY OF DISTRIBUTIONS. If there is a dissolution and liquidation of the Company, the liquidating distribution provisions of Article X shall govern and shall have priority over the distribution provisions in this
Article  IV.

     SECTION  4.04.  LIMITATIONS  ON  DISTRIBUTIONS.

          (a) A Member may not receive a Distribution from the Company to the extent that either: (i) after giving effect to the Distribution, all liabilities of the Company (except liabilities to Members on account of their Capital Accounts) exceed the assets of the Company; or (ii) the Distribution is inconsistent with O.C.G.A. Section 14-11-407.

          (b) A Member that is entitled to receive a Distribution shall be considered a creditor of the Company and shall be entitled to exercise all remedies available to a creditor under Georgia law.

                                    ARTICLE V

                                   ALLOCATIONS

     SECTION 5.01.  GENERAL ALLOCATION OF PROFITS.  Subject to Sections 5.03 and
5.04 below, Profits of the Company for each Fiscal Year shall be allocated among the Members as follows:

          (a) First, to those Members to whom Losses have been previously allocated, until the amount of Profits allocated pursuant to this clause, from time to time, equals the amount of Losses previously allocated to the Members (provided that the Profits allocated pursuant to this clause are first allocated to the Members in the reverse order of the previous allocations of Losses to the Members); and

          (b)  Second,  to  the  Members  in  accordance  with  their Percentage
     Interest.

     SECTION 5.02. GENERAL ALLOCATION OF LOSSES. Except as provided in Sections 5.03 and 5.04 below, Losses of the Company for each Fiscal Year will first be allocated to the Members with positive balances in their Capital Accounts in accordance with the ratio of their Capital Accounts, until all the positive Capital Accounts have been reduced to zero. Thereafter, all remaining Losses shall be allocated to the Members in accordance with their Percentage Interest. No allocation of Loss shall be made to a Member to the extent that the allocation would create or increase a negative balance in the Member's Capital Account. If and to the extent that the Members may not be allocated Losses as a result of the application of the preceding sentence, the Losses shall be allocated to any other Members with positive balances in their Capital Accounts. For purposes of the preceding provisions of this Section, the Capital Accounts shall be determined hypothetically as required in T.R. Sec. 1.704-1(b)(2)(ii)(d).

     SECTION 5.03. REGULATORY AND CURATIVE ALLOCATIONS. The allocations set forth in Sections 5.01 and 5.02 are intended to comply with the requirements of T.R. 1.704-1(b) and 1.704-2. If the Company incurs "nonrecourse deductions" or "partner nonrecourse deductions," or if there is any change in the Company's "minimum gain" or "partner nonrecourse debt minimum gain," all as defined in the Regulations promulgated under Code Section 704(b), the allocation of Profits and Losses (and items of Profits and Losses) to the Members shall be modified in a reasonable manner deemed necessary or advisable by the tax matters partner to comply with the applicable Regulations. In determining allocations to be made under this Article V, the Company shall comply with any requirements of Code
Section 704(c) and 706 and any applicable Resolutions, and shall make modifications to the allocations required under this Article V as are deemed reasonably necessary by the Members to comply with the Regulations.

     SECTION 5.04. PRORATIONS. If Members are admitted to or withdraw from the Company, if Members increase or reduce their Percentage Interest in the Company, or if an Interest is Assigned during any Fiscal Year, Profits or Losses and any "cash basis" items identified in I.R.C. Sec. 706(d) for the Fiscal Year shall be allocated pro rata to each day in the Fiscal Year to which the item is attributable, and the amount of each item assigned to any day shall be allocated to each Member based upon its respective Percentage Interest at the close of the day. For the purpose of accounting convenience and simplicity, the Company will treat any change in a Percentage Interest in the Company that occurs during the first 15 days of any month as if it had occurred on the first day of the month and any change which occurs after the 15th day of the month as if it had occurred on the 16th day of the month.

                                   ARTICLE VI

               FINANCIAL RECORDS, INSURANCE, LIABILITY OF MEMBERS,
                              AND COMPANY PROPERTY

     SECTION 6.01. BOOKS, RECORDS, AND TAX RETURNS. The Company's financial books and records shall be maintained on a consistent basis, and the Company shall compute and file its tax returns using the accrual method of accounting, or if permissible by the Code, such other method of accounting as shall be selected by the Tax Matters Partner. The Managers shall cause income tax returns to be prepared, effect reconciliation of bank accounts, and prepare those statements, schedules, and estimates as are necessary to keep the Members advised of the business and affairs of the Company at the times as are required by the Tax Matters Partner and applicable law. The Managers shall cause the Company to engage the services, at the expense of the Company, of a certified public accountant selected by the Tax Matters Partner, to prepare the financial statements of the Company as directed by the Tax Matters Partner. Any other audit of the books and records of the Company by a certified public accountant shall be made upon the request of any Member on the condition that the Member making the request agrees to pay the entire cost of the audit.

     SECTION 6.02. RECORDS AND INSPECTION RIGHTS OF MEMBERS. The Company shall keep at its office the following: (i) a current list of the full name and last known business, residence, or mailing address of each Member and Manager; (ii) copies of records that would enable a Member to determine the voting rights of the Members; (iii) a copy of the initial Articles of Organization and all amendments; (iv) copies of all written operating agreements, as defined in O.C.G.A. Section 14-11-101(18), including this Agreement, all amendments, and any prior operating agreements no longer in effect; (v) copies of any other written documents described in O.C.G.A. Section 14-11-313; (vi) copies of the Company's federal, state, and local tax returns and reports, if any, for the three most recent Fiscal Years; and (vii) copies of any financial statements of the Company for the three most recent Fiscal Years. Each Member may inspect and copy the records described above and any other information regarding the affairs of the Company as is reasonable for any purpose reasonably related to the Member's Interest.

     SECTION 6.03. TAX ELECTIONS. Any decision as to whether to cause the Company to make any available tax elections under the Code shall be made by the Managers after taking into account the advice of the Company's independent accountants and/or tax attorneys.

     SECTION 6.04. TAX MATTERS PARTNER. NanoPierce or, if NanoPierce is no longer a Member, a Member selected by the remaining Members of the Company is designated as the "tax matters partner" for the Company ("TAX MATTERS PARTNER"), as that term is defined in I.R.C. Sec. 6231(a)(7), and is vested with all powers and duties as stated in the I.R.C., including, without limitation, the right and authority to represent the Company before any office of the Internal Revenue Service with respect to tax matters regarding the Company and to appoint an attorney-in-fact to represent the Company before any office of the Internal Revenue Service. The tax matters partner shall be entitled to reimbursement from the Company for all fees and expenses reasonably incurred in connection with any Company tax-related matters. The tax matters partner shall not be entitled to receive any other compensation for services rendered to the Company in the capacity as the tax matters partner.

     SECTION 6.05. ACCOUNTS; INVESTING COMPANY ASSETS. The Company shall establish checking, savings, and other financial accounts in the name of the Company as the Managers determine to be necessary. Each of the Managers shall be signatories on all such accounts and shall be provided with online computer access to such accounts. All funds of the Company shall be deposited into these accounts. Funds deposited into these accounts shall be used only for the business of the Company and withdrawal shall be made (i) upon the signature of any Manager who is authorized to make withdrawals pursuant to the bank resolutions with respect to any item in the Operating Budget up to an amount no greater than $10,000 in excess of the amount budgeted therefor and (ii) upon the signature of all the Managers with respect to any other items. Company funds may be invested pending expenditure for Company business, and these investments may be in short-term United States Government, state, or municipal securities, short-term commercial paper, interest-bearing accounts, savings accounts, certificates of deposit maintained with a bank or other financial institution, or money market funds sponsored or maintained by a national securities dealer registered with the Securities and Exchange Commission. All deposits of Company funds made in banks or other financial institutions shall be made in banks or other financial institutions whose accounts or deposits are federally insured.

     SECTION 6.06. INSURANCE. The Company shall insure itself against liability arising by virtue of the Company's conduct of its business from damage to property and injuries or death of Persons by casualty and public liability insurance in the amounts as the Managers from time to time determine. In addition, the Company may obtain on behalf of the Company other kinds of insurance determined by the Managers to be necessary or appropriate for the proper conduct of the business of the Company.

     SECTION 6.07. COMMINGLING OF COMPANY ASSETS. Money, property, or other assets of the Company may not be commingled with the assets of any Member, any Manager, any Affiliate of any Member or Manager, or any other Person. All assets owned by the Company, whether real or personal, tangible or intangible, shall be owned by the Company as an entity, and no Member or Manager, individually, shall have any ownership in the property.

     SECTION 6.08. REPORTS. The Company shall provide to each of the Members in a form reasonably acceptable to the Members a weekly cash-receipt report and a monthly sales report and such other reports as may be reasonably requested.

     SECTION 6.09. OPERATING BUDGET. The Board of Managers shall prepare an annual budget for the anticipated revenues and expenses of the Company for each Fiscal Year, including anticipated capital expenditures and all reserves, by no later than forty-five (45) days prior to the expiration of the previous Fiscal Year. The annual budget approved by the Board of Managers will be the Operating Budget for the Company for such Fiscal Year unless revised from time to time by the Board of Managers. The Managers (i) shall use commercially reasonable efforts to operate within, and in a manner consistent with, each approved Operating Budget; and (ii) shall not substantially deviate from the Operating Budget unless the Manager obtains the prior written consent of the Board of Managers (it being agreed that a deviation in excess of Ten Thousand Dollars ($10,000) in total is substantial).

                                   ARTICLE VII

                          BOARD OF MANAGERS; MANAGEMENT

     SECTION 7.01. BOARD OF MANAGERS. The management and control of the business affairs and the property of the Company shall be vested in the Board of Managers. The Company shall initially have two Managers that are collectively referred to as the Board of Managers. The number of Managers may be set from time to time by the Members, but there shall always be no fewer than one
Manager. Managers need not be residents of the State of Georgia or Members of the Company.

     SECTION  7.02.  ELECTIONS  OF  MANAGERS;  VOTING  INTEREST.

          (a) Each Initial Member shall be entitled to elect or appoint one Manager. The two Managers set forth in APPENDIX TWO hereto are each
                                                   -------------
     initially appointed as Managers. Subsequent Members shall be entitled to elect Managers only with the written consent of any remaining Initial Members of the Company.

          (b) A Manager shall be entitled to cast the number of votes equal to the Manager's Voting Interest. Initially, the Manager elected or appointed by such Initial Member shall have a Voting Interest equal to the Percentage Interest of the Initial Member electing or appointing such Manager. The Voting Interest of each initial Manager is set forth in APPENDIX TWO.
                                                                   ------------

          (c) Upon the admission of additional Members, the Voting Interest of the Manager appointed by an Initial Member shall collectively equal a percentage, the numerator of which is equal to the Percentage Interest of such Initial Member and the denominator is equal to the sum of the Percentage Interests of all Initial Members.

     SECTION 7.03. RESIGNATIONS. Any Manager may resign as Manager at any time by giving written notice to all Members of the Company. Any resignation shall take effect upon the receipt of written notice of the resignation or at any later time specified in the notice (and approved by the Members). Unless otherwise specified in the written resignation notice, the acceptance of the resignation by the Members is not necessary to make the resignation effective. If the Managers are also Members, the resignation as Manager shall not affect the Managers' rights and liabilities under this Agreement as a Member. The death of Managers shall act automatically as a resignation as Manager.

     SECTION 7.04. REMOVAL. Any Manager may be removed at any time, with or without notice, only by the Initial Member appointing or electing such Manager unless otherwise agreed to by the remaining Initial Member.

     SECTION 7.05. VACANCIES. Any vacancy that may occur in the office of Manager may be filled by the Initial Member that appointed or elected such Manager unless otherwise agreed to by the Initial Members that are then Members of the Company. Any Person elected to fill a vacancy is elected to fill the unexpired term of the predecessor in office and shall hold office until the term expires (or until a successor is elected and qualified). Any Manager chosen to fill a position resulting from an increase in the number of Managers shall hold office until the next meeting of the Members.

     SECTION 7.06. SALARIES. Any salary or other compensation paid to Managers of the Company shall be fixed from time to time by the Managers, and no Managers are prevented from receiving a salary by reason of the fact that the Managers are also Members of the Company.

     SECTION 7.07. MEETINGS; TELEPHONIC MEETING. The Board of Managers shall meet no less frequently than quarterly and shall also meet at the written request of any Manager delivered to the other Managers. Any meeting may be held by means of conference telephone or similar communications equipment by means of which all Persons attending the meeting can hear each other. Attendance at a telephonic or similar meeting shall have the same effect as attendance in person.

     SECTION 7.08. QUORUM. A quorum for any meeting of the Board of Managers shall be at least a Majority of the then existing Managers.

     SECTION 7.09. UNANIMOUS VOTE OR CONSENT. Except as expressly provided in this Agreement or required by the Act, all decisions with respect to the management and control of the Company shall require the unanimous approval of the Managers and, if so approved, shall then be binding on the Company and each Member and Manager.

     SECTION 7.10. MEETING NOT REQUIRED FOR ACTION. A formal meeting of the Managers shall not be required to approve or disapprove any action of the Company that requires Managers approval. Unless otherwise required to be in writing under this Agreement, any action that requires Managers approval may be approved through an oral vote (including a vote taken by telephonic means), a written ballot of the Managers or a unanimous written consent signed by the Managers. Approval through written ballot shall constitute written approval. To the extent practical, all Managers actions and decisions approved by the verbal authorization of the Managers should be noted in the Company's records.

     SECTION 7.11. RELIANCE ON AUTHORITY BY THIRD PARTIES. As to Persons that are not a Party to this Agreement, the execution of any document or instrument on behalf of the Company by any one of the Managers shall be conclusively presumed to be an action of the Company that is authorized by the requisite number of Members or Managers, as applicable. Each Manager is appointed as an agent of the Company for the purposes of executing all documents, instruments, and agreements of the Company, and all documents, instruments, and agreements signed by any one Manager bind the Company as to third parties. No Person dealing with any of the Managers need inquire into the validity or propriety of any document, instrument, or agreement executed in the name of the Company by the Managers or as to the authority of the Managers to execute any document, instrument, or agreement.

     SECTION 7.12. MANAGERS' POWERS. In addition to any other rights and powers which the Managers may possess under this Agreement and the Act, the Managers shall, except as otherwise provided herein, have all specific rights and powers required or appropriate to their management of the Company business which, by way of illustration but not by way of limitation, may include the following rights and powers:

          (a) To cause the Company to engage in any activity and to execute, perform, and carry out contracts or agreements of any kind necessary or incidental to the accomplishment of any Company purposes and the business that may be lawfully carried on or performed by a limited liability company under the laws of the State of Georgia;

          (b) To cause the Company to acquire by purchase, lease, exchange, or otherwise any Company asset or any property incidental to the purposes of the Company;

          (c) To cause the Company to grant options, licenses, and other rights with respect to any Company asset and enter into agreements with respect to the use or operation of any Company asset;

          (d) To cause the Company to borrow money and issue promissory notes and other evidence of indebtedness on behalf of the Company for any Company purpose, to secure the indebtedness by a mortgage, deed of trust, contract, pledge, or other encumbrance or lien on all or any Company assets, and to execute, on behalf of the Company, any notes or other evidence of indebtedness, mortgage, deed of trust, contract, pledge, or other encumbrance or lien;

          (e) To cause the Company to pay, prepay, refinance, increase, modify, or extend, in whole or in part, any indebtedness affecting Company property and to execute any extensions or renewals of indebtedness on Company assets;

          (f) To cause the Company to acquire and enter into any contract of insurance deemed necessary or appropriate for the protection of the Company or its assets or for any other purpose convenient or beneficial to the Company;

          (g) To cause the Company to employ agents, employees, managers, consultants, accountants, attorneys, and other Persons necessary or appropriate to carry out the business and operations of the Company, and to pay fees, expenses, salaries, wages, and other compensation to these Persons;

          (h) To cause the Company to make or seek revocation of any of the elections referred to in the I.R.C.;

          (i)  To  invest and reinvest, on behalf of the Company, Company funds;

          (j) To place record title to, or the right to use, Company assets in the name or names of a nominee or nominees or trustee or trustees for any purpose convenient or beneficial to the Company for the benefit of the Company;

          (k) To establish and maintain reserves for purposes and in amounts as deemed appropriate from time to time;

          (l) To file actions, claims, petitions, and pleadings on behalf of the Company in any state or federal court, including in bankruptcy court;

          (m) To amend APPENDIX TWO from time to time to the extent necessary to
                       ------------
     reflect  accurately,  the  information  contained  therein;  and

          (n) To engage in any kind of lawful activity, and perform and carry out contracts of any kind, necessary or advisable in connection with the accomplishment of the purposes of the Company.

     SECTION 7.13. RESTRICTIONS ON AUTHORITY. Certain decisions of the Company specifically enumerated herein are reserved to the approval of the Members under the terms of this Agreement, and such decisions may not be made by the Managers, including but not limited to certain amendments to this Agreement except as specified in Section 13.01.

     SECTION  7.14.  LIABILITIES  OF  ANY  MEMBER,  MANAGER  OR  OFFICER

          (a) No Member, Manager or Officer shall be liable, responsible, or accountable in damages or otherwise to any other Member, Manager, Officer or the Company for any act done or omitted by the Member, Manager or Officer within the scope of the authority conferred on the Member, Manager or Officer by this Agreement or by law, except for acts of gross negligence, deceit, fraud, intentional misconduct, a knowing violation of law or of this Agreement or, in the case of a Manager or Officer, breach of the fiduciary duty of the Manager or Officer for any transaction for which the Manager or Officer received a personal benefit in violation or breach of any provision of this Agreement, as the case may be.

          (b) Each Member's liability shall be limited to the fullest extent permitted by O.C.G.A Section 14-11-303(a) and other applicable law. In particular, to the fullest extent permitted by law, no Member, Manager or Officer shall be bound by, or have any personal liability for, whether to the Company, to any of the Members, to the Managers, the Officers or to the creditors of the Company, the debts, liabilities, contracts or any other obligations (including any judgments, decrees or orders of a court) of the Company or for any losses of the Company or for the acts or omissions of any other Member, any Manager, any Officer or any other agent or employee of the Company, except as set forth in this Agreement, the Act and other applicable law. The previous sentence, however, shall not be deemed to limit or prevent a Member from enforcing any Withdrawal Price Note against the Company or an applicable Member.

          (c) The Managers, in their discretion, may procure at the expense of the Company an errors and omissions policy of insurance for the Managers, the Members, any Officers of the Company and any other Persons permitted under the Act.

     SECTION 7.15. COMPETING ACTIVITIES OF MEMBERS, MANAGERS AND OFFICERS. During the term of the Company, any Member, any Manager and any Officer may engage in and possess an interest for its own account in other business ventures of every nature and description, independently or with others, and neither the Company nor any Member, Officer or Manager shall have, by virtue of this Agreement or otherwise, any right in and to the independent ventures or any income or profits derived from the independent ventures.

     SECTION 7.16. COMPANY EXPENSES. The Company shall be responsible for and shall pay all fees and expenses relative to the operation of the Company including, without limitation or duplication, (a) accounting fees, (b) legal fees, (c) professional fees, (c) debt service on borrowed money, (d) taxes and assessments levied on all real and personal property, (e) insurance premiums,
(e) costs and expenses of acquiring and disposing of any Company assets, (f) costs and expenses relating to establishing and maintaining the Accounts, (g) costs and expenses incurred in liquidating and dissolving the Company, (h) costs of personnel employed or retained by the Company and involved in the business of the Company including but not limited to salaries and/or fees that may be paid to Officers and Managers of the Company; (i) recording of documents relating to Company property; (j) expenses of organizing, revising, amending, converting or modifying the Company; (k) costs of any accounting, statistical or bookkeeping equipment necessary for the maintenance of the books and records of the Company;
(l) expenses and costs incurred in connection with Article VI; and (m) all other costs and expenses attributable to Company operations.

     SECTION 7.17. REIMBURSEMENT OF EXPENSES. The Company shall pay any legal, accounting, and other expenses incurred by any Member or Manager personally in connection with the organization of the Company.

     SECTION  7.18.  TRANSACTIONS  WITH  ANY  MEMBER,  MANAGER,  OFFICER  OR
AFFILIATES.

          (a) The Company may enter into a transaction with a Member, Manager, Officer or an Affiliate of a Member or a Manager if the transaction is specifically authorized by this Agreement or is consented to or approved by all of the Managers in good faith after the material facts of the interest of the Member, Manager, Officer or Affiliate in the transaction are disclosed to or known by the Managers and are fair to the Company at the time of the undertaking by the Company or at the time the obligation becomes binding on the Company, subject to the restrictions set forth in this Section.

          (b) The Company shall not make any loan to any Manager, Officer or an Affiliate thereof or a guaranty of an obligation of any Manager, Officer or an Affiliate thereof.

          (c) The provisions of O.C.G.A Section 14-11-307, as amended, shall not apply to the Company.

     SECTION 7.19. DUTIES OF THE MANAGERS AND OFFICERS. The Managers and Officers shall devote as much time to the business of the Company as is necessary to carry on and conduct the business in a prudent manner.

     SECTION  7.20.  MEMBERS  CONTROL.  No  Member, in such capacity, shall take part in the control or management of the Company's business except to the extent of the rights and powers of a Member as established under this Agreement. Unless authorized to do so by this Agreement, no Member, agent, or employee of the Company shall have any power or authority to bind the Company in any way, to pledge its credit, or to render it liable for any purpose.

These limitations on Member control and management are not applicable to the Managers' rights to take part in the control or management of the Company.

                                  ARTICLE VIII

              ADMISSIONS, WITHDRAWALS, ASSIGNMENTS AND DISSOCIATION

     SECTION  8.01.  ADMISSION  AND  WITHDRAWAL  OF  MEMBERS.

          (a) A Person may be admitted to the Company as an Additional Member, may be a successor to part or all of the Interest of an existing Member, or may become a Substituted Member only with the prior written consent of the Managers. The consent of any Manager to these matters may be withheld for any reason in the Manager's sole and absolute discretion. Upon (i) approval of the admission of a Person as described in this Section; (ii) receipt of an executed signature page to this Agreement of such Additional Member or a Substitute Member (if such Person is not already a Member) agreeing to be bound by the terms and conditions hereof; (iii) receipt of such other documents or instruments as may be required in the discretion of each Manager in order to effect such Person's admission; and (iv) receipt of the Initial Contribution of such Person, if applicable, pursuant to Article III hereof, the Managers shall amend APPENDIX TWO accordingly.
                                           -------------

          (b) Any Member shall be permitted to make a Voluntary Withdrawal from the Company at any time. Notwithstanding the foregoing, the occurrence of any Event of Withdrawal with respect to any Member shall be considered a withdrawal in violation of this Agreement and shall subject the withdrawing Member to damages for breach of this Agreement.

          (c) If a Member withdraws from the Company and becomes a Withdrawing Member, the business of the Company shall be continued by the remaining Members, and the Company shall not be dissolved, liquidated and terminated. If the last remaining Member becomes a Withdrawing Member, the Company shall be dissolved, liquidated, and terminated unless, within 90 days after the last remaining Member becomes a Withdrawing Member, all assignees (if any exist under Section 8.03 below) of an Interest in the Company admit at least one Member to continue the business of the Company.

     SECTION  8.02.  WITHDRAWAL  OF  A  MEMBER.

          (a) A Withdrawing Member shall notify (and shall have the sole responsibility to notify) in writing the Managers and other Members of the Company of a Voluntary Withdrawal or an Event of Withdrawal.

          (b) If a Member withdraws from the Company but the Company is continued pursuant to Section 8.01(c) above, the Company shall have an option to purchase the Interest of the Withdrawing Member upon the terms and conditions below. The option of the Company shall be exercisable upon approval of the Managers. The option of the Company shall remain exercisable for a period of 45 days after the Company receives written notice from the Withdrawing Member of the Voluntary Withdrawal or Event of Withdrawal.

          (c) If the Company fails to exercise its option within the 45-day period described above, those Members who are not Withdrawing Members shall have an additional 15 days to exercise the option to purchase the Interest of the Withdrawing Member upon the terms and conditions below. To exercise the option to purchase the Interest of the Withdrawing Member, a Member shall deliver written notice to the Withdrawing Member. Any Member that exercises the option to purchase the Interest of the Withdrawing Member is called an "EXERCISING MEMBER." Notification by an Exercising Member to the Withdrawing Member that the option rights granted under this paragraph are being exercised obligates the Withdrawing Member to sell the Withdrawing Member's entire Interest in the Company and obligates the Exercising Member to purchase a pro rata share of the Interest of the Withdrawing Member. This pro rata share of each Exercising Member shall be equal to the quotient derived by dividing the Percentage Interest of the applicable Exercising Member by the total Percentage Interests of all non-Withdrawing Members; however, all Exercising Members may agree unanimously in their election notice to purchase the Interest of the Withdrawing Member on a different basis. If the non-Withdrawing Members do not elect to purchase all of the Interest of the Withdrawing Member, the Exercising Members shall have the option to purchase the remaining balance of the Interest of the Withdrawing Member, and each Exercising Member's portion of the remaining balance shall equal the quotient derived by dividing the Percentage Interest of the applicable Exercising Member (i.e., an Exercising Member that elects to purchase all or a portion of the remaining balance) by the total Percentage Interest of all Exercising Members that elect to purchase the remaining balance, unless the Managers otherwise unanimously agree.

          (d) The total purchase price for the Interest of the Withdrawing Member ("WITHDRAWAL PRICE") shall be equal to the payments that the Withdrawing Member would receive with respect to the Withdrawing Member's Interest pursuant to Section 10.01(b) if the Company assets were sold for cash at the Company Value, the Company immediately dissolved, and the assets of the Company were applied and distributed in liquidation pursuant to the provisions of Section 10.01. If the withdrawal is the result of the occurrence of an Event of Withdrawal, the total purchase price shall be reduced by any damages suffered by the Company as a result of such Event of Withdrawal. If the entire Interest or any portion of the Interest of the Withdrawing Member is purchased by either the Exercising Members or the Company or both, the Company will release the Withdrawing Member from any future obligations that the Withdrawing Member has to the Company as a Member.

          (e) Unless otherwise agreed between the Withdrawing Member and all of the Exercising Members or Company, as applicable, the Withdrawal Price shall be paid to the Withdrawing Member in 36 equal monthly installments, with the first installment due 30 days following the closing date for the sale. If, however, the Withdrawal Price for the Interest exceeds $1,500,000, excluding interest, the Company or any Exercising Member may elect to pay all or any portion of the Withdrawal Price to the Withdrawing Member in up to 60 equal monthly installments. The closing date for the purchase of a

     Withdrawing Member's Interest shall occur on the date agreed by the parties, but no later than 30 days after the latest notice from the Exercising Members or the Company of the exercise of the option. The Withdrawal Price shall be evidenced by a separate promissory note (each a "WITHDRAWAL PRICE NOTE") from each Exercising Member or the Company or both, as applicable, and in the proportions described above, that: (i) shall bear interest at the Prime Lending Rate in effect on the date the last notice of exercise of the option is received by the Withdrawing Member plus two percent; (ii) shall provide for acceleration of the due date upon default in the payment of any installment of principal and interest under the applicable note; and (iii) in the case of an Exercising Member, shall be secured by the Interest of the Withdrawing Member that is purchased by the Exercising Members. The makers of the Withdrawal Price Note shall have the option to prepay any portion of the principal and interest due under the Withdrawal Price Note at any time without penalty, without notice, and with interest computed only to the date of prepayment.

          (f) Any Member who withdraws from the Company as the result of an Event of Withdrawal shall: (i) cease to be a Member and shall be treated as an assignee of the Member's Interest under this Agreement; (ii) have no right to participate in the management of the Company or its business and affairs or to exercise any rights of a Member under this Agreement or the Act; and (iii) continue to share in distributions from the Company on the same basis as if it had not withdrawn, but the right to receive distributions shall be deferred until the liquidation of the Company in accordance with this Agreement and any damages to the Company as a result of the occurrence of the Event of Withdrawal shall be offset against the amounts otherwise distributable to the Withdrawing Member. The right to share in distributions granted in this subsection are in lieu of any right the Withdrawing Member may have under the Act to receive a distribution or payment of the fair value of the Withdrawing Member's Interest in the Company.

     SECTION  8.03.  ASSIGNMENT  OF  MEMBER'S  INTEREST.

          (a) Notwithstanding anything in this Agreement to the contrary, no Member is permitted to Assign any Interest in the Company to any Person who is not a Member in the Company without the prior written consent of the Managers or pursuant to this Section. A Dissociation of a Member shall not be considered an Assignment pursuant to the terms of this Agreement.

          (b) A Member ("SELLING MEMBER" or "ASSIGNING MEMBER") may Assign an Interest in the Company only if the Interest is first offered to all non-assigning Members and the Company upon the same terms and conditions offered by a bona fide prospective purchaser ("RIGHT OF FIRST REFUSAL").

          (c)  Any  offer  to  the  non-assigning  Members and the Company under
     Section 8.03 shall be made not less than 60 days prior to the proposed Assignment of the Interest. The Selling Member shall deliver written notice of the offer to the non-assigning Members and the Company, and the notice shall contain all of the terms, conditions, and provisions of the proposed Assignment including the name and address of the proposed Assignee ("PURCHASE OFFER"). The Right of First Refusal may be exercised by the non-assigning Members at any time within 45 days after the Member receives the Purchase Offer.

          (d) To exercise a Right of First Refusal, a non-assigning Member must deliver to the Managers, the Selling Member and each other Member a notice ("PURCHASE NOTICE") advising that the Member ("PURCHASING MEMBER") is exercising its Right of First Refusal to purchase all, but not less than all, of the Selling Member's Interest in the Company. If more than one non-assigning Member delivers a Purchase Notice, each Purchasing Member shall be obligated to purchase that portion of the Interest of the Selling Member that is equal to the quotient derived by dividing the Percentage
     Interest  of  an  applicable  Purchasing  Member  by  the  total Percentage
     Interest  of  all  Purchasing  Members.

          (e) If none of the Members elect to exercise the Right of First Refusal within 45 days after receipt of the offer, the Company shall have an additional 15 days to exercise the option to purchase the entire Interest of the Selling Member by delivery of a Purchase Notice. Any decision of the Company to elect to exercise its Right of First Refusal shall be made by the Managers, not counting the Voting Interests of the Manager if such Manager is also a Selling Member.

          (f) No Selling Member shall be required to Assign any portion of its Interest to the non-assigning Members or the Company unless the non-assigning Members and the Company, individually or collectively, agree to purchase all of the Selling Member's Interest in the Company.

          (g) Delivery of the Purchase Notice to the Selling Member by either the Purchasing Members or the Company shall bind contractually the Purchasing Members or the Company, as applicable, to purchase the Selling Member's entire Interest on the same terms and conditions set forth in the Purchase Offer and shall bind the Selling Member to sell on these terms. The sale shall occur not later than 30 days following delivery of the last Purchase Notice.

          (h) If neither the Members nor the Company exercise the Right of First Refusal on the Interest of the Selling Member in the Company within the time provided above, the Selling Member may Assign its Interest to the Person making the bona fide offer, upon the price, terms, and conditions specified in the Purchase Offer. If the Interest is not Assigned within the time periods and on the same terms and conditions specified in the Purchase Offer, the Interest shall continue to be subject to all of the terms and conditions of this Agreement, including, without limitation, the Right of First Refusal option set forth above. The purchaser of the Selling Member's Interest, however, shall become a Substituted Member only if approved by the Members. If the purchaser is not admitted as a Substituted Member, the purchaser: (i) shall be treated as an assignee of the Selling Member's Interest (as provided for under the Act); (ii) shall have no right to participate in the business and affairs of the Company or to exercise any rights of the Selling Member under this Agreement or the Act; and (iii) shall share in Distributions from the Company with respect to the Selling Member's Interest on the same basis as the Selling Member.

     SECTION 8.04. RESTRICTIONS ON CONSENT TO ASSIGNMENT AND SUBSTITUTION OF MEMBERS.

          (a)  No  Manager  may  consent  to  any Assignment of any Interest if:

               (i) The Assignment would result in the close of the Company's taxable year with respect to all Members and termination of the Company within the meaning of I.R.C. Sec. 708(b)(1)(B), unless the Assignment is consented to by all the Members;

               (ii) The Assignment is not in conformity with any applicable provisions of the federal and state securities laws;

               (iii) The assignee of a Member refuses to execute a counterpart of this Agreement and any other documents or instruments as the Managers may require in their discretion, reasonably exercised, to protect the interests of the Company and the non-assigning Members;

               (iv) The assignee of a Member refuses to provide the Company with those opinions of counsel as the Managers may request in their discretion reasonably exercised;

               (v) The assignee of a Member refuses to assume all obligations that the Selling Member has to the Company under the terms of this Agreement; or

               (vi) The assignee of a Member is not financially capable, in the opinion of the Managers, of assuming the obligations of a Member under this Agreement.

          (b) No assignee of an Interest shall have the right to become a Substituted Member in place of the Selling Member unless the following conditions are satisfied:

               (i) A duly executed and acknowledged written instrument of Assignment is filed with the Company specifying the Interest Assigned and setting forth the intention of the Selling Member that the assignee succeed to the assignor's Interest as a Substituted Member;

               (ii) The Selling Member and assignee execute and acknowledge all other instruments as the Managers may deem necessary or desirable to effect the substitution, including, without limitation, the written acceptance and adoption by the assignee of the provisions of this Agreement and the assumption of all obligations of the Selling Member to the Company under the terms of this Agreement;

               (iii) The written consent of the Managers (excluding any Manager that is an assigning Member) to the substitution is obtained (the grant or denial of which shall be within the sole and absolute discretion of the Managers (excluding any Manager that is an assigning Member); and

               (iv) The requirements for the Right of First Refusal described in
          Section  8.03  have  been  met  or  waived  by  unanimous  consent.

     SECTION  8.05.  EFFECT  OF  ASSIGNMENT.

          (a) Any assignee shall not, by virtue solely of an Assignment, become a Substituted Member in the Company without compliance with the provisions of this Agreement. Further, any assignee that does not become a Substituted Member shall not have any right to act as a Member under this Agreement, but shall have only the rights of an Economic Interest Owner.

          (b) Until the Assignment of an Interest has been consented to by the Managers, the Assignment shall be void as to each non-assigning Member and the Company, and the Assigning Member of the Interest shall be treated as the absolute owner of the Interest and shall continue to have the rights and duties of a Member.

          (c) If the Managers consent to the Assignment of any Interest in accordance with this Agreement, the Interest of the assignee shall be reflected upon the books of the Company. All costs and expenses incurred by the Company in connection with the Assignment of any Interest shall be paid by the Selling Member.

     SECTION 8.06. DISSOCIATION. If a Member (i) who is an individual dies or becomes disabled, or if a court of competent jurisdiction adjudges him/her to be incompetent to manage his or her person or his or her property, the Member's executor, administrator, guardian, conservator or other legal representative may exercise all of the Member's rights and receive the benefits of the Member's
Interest for the purpose of settling the Member's estate or administering the Member's property, or (ii) is a corporation, trust, partnership, limited liability company or other entity and is dissolved or terminated or an assignee thereof under law, the powers of that Member may be exercised by its legal representative or successor; provided, however, that, except to the extent required by applicable law, any of the foregoing successors (A) shall have only the rights of an Economic Interest Owner, (B) shall not be considered a Member, and (C) shall not have any right to Vote or to give or withhold consent, agreement or approval with respect to any matter on which a Member might Vote or give or withhold consent, agreement or approval.

                                   ARTICLE IX

                          DISSOLUTION, LIQUIDATION, AND
                           TERMINATION OF THE COMPANY

     SECTION 9.01. EVENT OF DISSOLUTION. The Company shall be dissolved upon the occurrence of any Event of Dissolution.

     SECTION 9.02. NOTICE, PUBLICATION AND FILING. As soon as possible after the occurrence of an Event of Dissolution, an appropriate representative of the Company shall comply with all of the requirements of the Act related to notification, publication or filing required for an impending dissolution and winding up of the Company, and the Company then shall be liquidated as soon as practicable in accordance with this Agreement and the Act.

     SECTION 9.03. LIQUIDATION AND TERMINATION. Dissolution of the Company shall be effective from the day on which the Event of Dissolution occurs, but the Company shall not terminate until its assets have been distributed in liquidation in accordance with this Agreement and the Act and a certificate of termination has been filed with the Georgia Secretary of State or until such separate existence is otherwise terminated as provided in the Act or other applicable law. Upon the dissolution of the Company and prior to its termination, the Company shall cease to carry on its business, except as necessary for the winding up of its affairs or to complete transactions begun but not then finished, and the business and the affairs of the Members shall continue to be governed by this Agreement.

                                    ARTICLE X

                    ACCOUNTING ON DISSOLUTION AND LIQUIDATION

     SECTION  10.01.  WINDING  UP  AND  LIQUIDATING  DISTRIBUTIONS.

          (a) Following the dissolution of the Company, the Company shall cease to carry on its business except to the extent required to wind up the affairs of the Company's business or to complete transactions begun but not then finished, but the Company's separate existence shall continue until a certificate of termination has been filed with the Georgia Secretary of State or until such separate existence is otherwise terminated as provided in the Act or other applicable law. Upon the dissolution of the Company and to the extent determined to be appropriate by the Managers, (i) all Company receivables and payables shall be liquidated and cash reserves shall be established for the payment of unliquidated liabilities and all Company assets shall be sold and (ii) the Managers may deliver to the Georgia Secretary of State for filing a statement of commencement of winding up as contemplated under the Act. As soon as practicable after these events, the then remaining assets of the Company shall be distributed in the manner provided below. The Company thereafter shall be terminated upon fulfilling, as soon as reasonably practicable, the statutory requirements for completing the dissolution, winding up, liquidation, and termination of the Company.

          (b) Upon liquidation of the Company, as defined in T.R. Sec. 1.704-1(b)(2)(ii)(g), all assets (including cash) of the Company shall be distributed and applied in the following order of priority, subject to all requirements of the Act for payment or discharge of liabilities:

               (i) To discharge, make provision to discharge or dispose of, as provided in the Act, all liabilities of the Company (except with respect to Managers or Members), in the order of priority provided by law (except, however, indebtedness secured by any Company assets that may continue in effect);

               (ii) To pay, pro rata, the Members and the Managers for loans or similar payables owed to them by the Company; and

               (iii) To pay the Members with positive Capital Accounts in accordance with the ratio of their Capital Accounts, until all Capital Accounts are zero; and

               (iv) To pay the Members in accordance with their Percentage Interests.

          (c) The Managers, their designees (if any) and other Members shall comply with all applicable laws pertaining to the winding up of the business and affirs of the Company and the distribution of its assets.

     SECTION 10.02. ALLOCATION OF PROFIT AND LOSS. Notwithstanding any provision to this Agreement to the contrary, Profits or Losses realized (or treated as being realized) upon the liquidation and dissolution of the Company, as defined in T.R. Sec. 1.704-1(b)(2)(ii)(g), and each item of income, gain, loss, deduction, and credit recognized upon liquidation of the Company, shall be allocated in the same manner as provided in Article V of this Agreement.

     SECTION 10.03. DISTRIBUTION OF INSTALLMENT NOTES. The Members understand that liquidation of the Company may require that assets held by the Company be sold on a deferred payment basis and that, in this event, the purchaser's obligations to make the deferred payments shall be evidenced by a secured promissory note. If any assets are distributed to the Members in kind upon liquidation of the Company pursuant to the provisions of this Article, the assets shall be distributed on the basis of their fair market value, and any Person entitled to any interest in the assets will receive interest in the asset as a tenant-in-common with all other entitled Members, unless the agree otherwise. The fair market value of the assets shall be determined by an independent appraiser to be selected by the Managers.

     SECTION 10.04. NO RIGHT TO PARTICULAR ASSETS. Each Member shall look solely to the assets of the Company for the return of its Contributions to the capital of the Company and the repayment of its loans to the Company, and, if the Company assets remaining after the payment or discharge of the debts and liabilities of the Company are insufficient to return the investment of each Member, no Member shall have recourse against any other Member. No Member shall have any right to demand or receive property other than cash upon dissolution, liquidation, and termination of the Company or to demand the return of its Contributions to the capital of the Company prior to dissolution, liquidation, and termination of the Company. Any property distributed in kind in a liquidation shall be valued and treated as though the property were sold and cash proceeds distributed.

     SECTION 10.05. CERTIFICATE OF TERMINATION. When all debts, liabilities, and obligations have been paid and discharged or disposed of, or adequate provisions have been made therefor in accordance with the requirements of the Act, and all of the remaining property and assets have been distributed to the Members and when any other statements required therein can truthfully be made, a certificate of termination shall be delivered to the Georgia Secretary of State for filing, as contemplated by O.C.G.A. Section 14-11-610, as amended.

     SECTION 10.06. EFFECT OF FILING CERTIFICATE OF TERMINATION. Upon the filing of the certificate of termination or completion of any other requirements for winding up and termination under the Act, the existence of the Company shall cease, except for the purpose of suits, other proceedings, and appropriate action as provided in the Act. Any Member shall have authority to distribute any Company property discovered after dissolution, convey real estate, and take such other action as may be necessary on behalf of and in the name of the Company.

                                   ARTICLE XI

                         MEETINGS AND ACTION BY MEMBERS

     SECTION 11.01. ANNUAL AND SPECIAL MEETINGS. An annual meeting of the Members may be held at any time as determined by the Managers. Special meetings of the Members may be called from time to time by the Managers or the Members.

     SECTION 11.02. NOTICE OF MEETINGS. Unless waived by the Members, the notice of any meeting shall be given in writing at least 10 days in advance of the time and place set. Notice of any meeting shall state the date, time, and place of the meeting and the general purpose for which the meeting is called. Notice of any meeting shall be sent to each Member shown on the records of the Company, at the respective address shown.

     SECTION 11.03. LOCATION OF MEETINGS. Meetings of Members shall be held at any place within or without the State of Georgia designated by the Board of Managers. In the absence of any such designation, Members' meetings shall be held at the principal office of the Company.

     SECTION 11.04. TELEPHONIC MEETINGS. Any meeting may be held by means of conference telephone or similar communications equipment by means of which all Persons attending the meeting can hear each other. Attendance at a telephonic or similar meeting shall have the same effect as attendance in person.

     SECTION 11.05. QUORUM. The presence in person or by proxy of all of the Members shall constitute a quorum; however, if there is no quorum, a Majority of the Members so present or so represented may adjourn the annual meeting from time to time without further notice, until a quorum is present. Attendance at a meeting shall constitute a waiver of any right to receive notice of the meeting.

     SECTION 11.06. MEMBERS ENTITLED TO VOTE. The Members entitled to vote at any meeting of the Company shall be the Persons appearing as Members on the books and records of the Company on the day prior to the date notice of the meeting was delivered, or, if notice of the meeting is not given, the Persons appearing as Members on the books and records of the Company on the date of the meeting. A Member shall be entitled to cast a number of votes equal to the Member's Voting Interest. A Member who is in default under this Agreement shall not be entitled to vote on any matter, so long as the default continues and remains uncured.

     SECTION 11.07. UNANIMOUS VOTE OR CONSENT. Unless expressly provided herein, any matter to be approved by the Members shall require a unanimous vote or consent of the Members.

     SECTION 11.08. PROXIES. Each Member may authorize any Person or Persons to act for the Member by proxy in all matters in which a Member is entitled to participate, whether by waiving notice of any meeting or voting or participating at a meeting. Every proxy must be in writing and signed by the Member or an attorney-in-fact and shall be revocable at the direction of the Member executing it.

     SECTION 11.09. MEETING NOT REQUIRED FOR ACTION. A formal meeting of the Members shall not be required to approve or disapprove any action of the Company that requires Member approval. Unless otherwise required to be in writing under this Agreement, any action that requires Member approval may be approved through an oral vote (including a vote taken by telephonic means), a written ballot of the Members or a unanimous written consent signed by the Members. Approval through written ballot shall constitute written approval. To the extent practical, all Member actions and decisions approved by the verbal authorization of the Members should be noted in the Company's records.

     SECTION  11.10.  APPOINTMENT  OF  THE  MANAGERS  AS  ATTORNEY-IN-FACT.

          (a) Each Member, concurrently with the execution or written acceptance and adoption of the provisions of this Agreement, grants to the Managers, with full power of substitution, a special power of attorney by which each of the Managers are irrevocably constituted and appointed the true and lawful attorney for each Member, with full power and authority to act for him or her in his or her name, place, and stead, and for his or her use and benefit, to execute, acknowledge, deliver, swear to, file, and record at the appropriate public offices all documents and instruments as may be necessary or appropriate to carry out any and all provisions of this Agreement and do any and all acts specified below, including, without limitation, to:

               (i) Execute on behalf of any Member all amendments and restatements to this Agreement that are adopted in accordance with the terms of this Agreement and all other instruments or documents that the Managers deem necessary or appropriate to form, qualify, or continue the Company as a limited liability company in the jurisdictions in which the Company may conduct business or in which the formation, qualification, or continuation is, in the opinion of the Managers, necessary to protect the limited liability of the Members or is permitted under the terms of this Agreement;

               (ii) Execute on behalf of any Member any other instrument or document that may be required to be executed, recorded, or filed by the Company or any Member under state or federal law or which the Managers deem advisable to execute, record, or file;

               (iii) Execute on behalf of any Member all conveyances, contracts, and other documents or instruments that the Managers deem necessary or appropriate carry on the business of the Company, effect the dissolution and termination of the Company, sell, exchange, or otherwise dispose of all or part of the Company assets, or to carry out any provisions of this Agreement, so long as the foregoing are adopted in accordance with the terms of this Agreement;

               (iv) Act as the agent of any Member and any Withdrawing Member for the purpose of executing, delivering, and filing any and all documents required to be executed, delivered, or filed by the Withdrawing Member to effect the Assignment of the applicable Member's Interest to the Company or any other Person under the provisions of this Agreement, and execute and deliver any and all documents necessary to effect the Assignment of a Withdrawing Member's Interest;

               (v) Execute and file on behalf of any Member any documents necessary to perfect any security interest granted by a Member pursuant to this Agreement;

               (vi) File any petition in any court, including a petition seeking protection under the federal bankruptcy laws, on behalf of the Company; and

               (vii) Execute any document or instrument, on behalf of any Member, that is necessary, in the judgment of the Managers, to carry out any provision of this Agreement.

          (b) This special power of attorney is a power coupled with an interest, is irrevocable, and shall survive the Incapacity or Bankruptcy of any Member granting the power of attorney and the Assignment of all or any part of any Interest of the Member (except that, if the assignee has been approved for admission to the Company as a Substituted Member, the power of attorney of the Assigning Member shall survive the Assignment until the assignee is admitted to the Company as a Substituted Member and all required documents and instruments are duly executed, filed, and recorded to effect the substitution). The acts of any Manager pursuant to this power of attorney are binding upon each Member, as if the act were done by the Member. If there is any conflict between the provisions of this Agreement and any document executed or filed by any Manager pursuant to the special power of attorney, the terms of this Agreement govern in all instances.

          (c) This special power of attorney may be exercised only by the entire Board of Managers.

                                   ARTICLE XII

                               OFFICER PROVISIONS

     SECTION 12.01. NUMBER, TITLE AND QUALIFICATIONS. The officers of the Company ("OFFICERS") shall be chosen by the Board of Managers and shall initially include a CEO (as defined below), a President, an Executive Vice President, a Secretary and a CFO (as defined below). The Officers may include such additional Officers as the Managers may determine from time to time by resolution. Any two or more offices may be held by the same Person. The Officers may be, but are not required to be, Managers. Each Officer of the Company shall hold office until his or her death, voluntary resignation or removal by the Managers. If the office of any Officer becomes vacant, for any reason, the vacancy shall be filled by the Managers.

     SECTION 12.02. POWERS. The Officers shall exercise and perform the respective powers, duties and functions as are stated below, and as may be assigned to them by the Board of Managers.

     SECTION  12.03.  INITIAL  OFFICERS.  The Officers set forth in APPENDIX TWO
                                                                    ------------
are hereby appointed by the Board of Managers to serve as the initial Officers of the Company.

     SECTION 12.04. CHIEF EXECUTIVE OFFICER. The Chief Executive Officer ("CEO") shall be the Chief Executive Officer of the Company, having all powers and performing all duties appropriate to the capacity and as may be further designated by the Managers. The CEO may sign, with the Secretary or any other proper officer of the Company authorized by the Manager, any deeds, mortgages, bonds, contracts or other instruments which the Managers have authorized to be executed in the name of and on behalf of the Company, except in cases where the signing and execution thereof shall be expressly delegated by the Managers or by this Agreement or by statute to some other Officer or agent of the Company, and, in general, the CEO shall perform all duties incident to the office of the CEO and such other duties as may be prescribed by the Managers from time to time.

     SECTION 12.05. PRESIDENT. The President shall be the principal operating officer of the Company, shall have general authority to execute and deliver documents on behalf of the Company and shall have such other duties and responsibilities as may be prescribed by the Managers from time to time.

     SECTION 12.06. EXECUTIVE VICE PRESIDENT. In the absence of the CEO and the President, any Executive Vice President shall perform the duties of the CEO and the President and, when so acting, shall have all of the powers of and be subject to all of the restrictions upon the CEO and the President. The Executive Vice President shall have such other duties and responsibilities as may be prescribed by the CEO, the President and the Managers from time to time.

     SECTION 12.07. SECRETARY. The Secretary shall keep the minutes of the meetings of the Members and the Managers in one or more books provided for that purpose; give all notices in accordance with the provisions of this Agreement or as required by law; be custodian of the corporate records of the Company; keep a register of the postal address of each Member and Manager which shall be furnished to the Secretary by each Member; and, in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to the Secretary by the CEO or by the Managers.

     SECTION 12.08. CHIEF FINANCIAL OFFICER. If required by the Managers, the Chief Financial Officer ("CFO") shall give a bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the Managers shall determine. The Company shall pay for such bond from its own funds. The CFO shall have charge and custody of, and be responsible for, all funds and securities of the Company; receive and give receipts for moneys due and payable to the Company from any source whatsoever, and deposit all such moneys in the name of the Company in such banks, trust companies and other depositories as may be selected in accordance with this Agreement; and, in general, perform all of the duties incident to the office of CFO and such other duties as from time to time may be assigned to him or her by the CEO or by the Managers.

     SECTION 12.09. ASSISTANT TREASURERS AND ASSISTANT SECRETARIES. If required by the Managers, the Assistant Treasurers shall give bonds for the faithful discharge of their duties in such sums and with such sureties as the Managers shall determine. The Assistant Treasurers and Assistant Secretaries, in general, shall perform such duties as shall be assigned to them by the CFO or the Secretary, respectively, or by the CEO or the Managers.

     SECTION 12.10. ADDITIONAL OFFICERS. The Managers shall have the power to appoint individuals to serve as Officers of the Company with such powers and duties, and upon such terms and conditions, as the Mangers shall determine from time to time, including a Chief Technical Officer and a Chief Information
Officer. Each additional Officer shall hold office until his/her successor shall be duly designated and shall qualify or has been transferred to another role in the Company, until death, or until his/her resignation or removal by the Managers

     SECTION 12.11. COMPENSATION OF OFFICERS. The Officers of the Company shall receive such compensation, expense reimbursement and other remuneration for their services as Officers of the Company as may be established from time to time by the Managers.

     SECTION 12.12. RESIGNATION AND REMOVAL. An Officer may resign at any time by giving written notice to the Managers. Such resignation is effective when the notice is received by the Manager unless the notice specifies a later effective date. Any Officer may be removed at any time with or without cause by the Managers. Such removal does not affect the contractual rights, if any, of the Company or of the Officer so removed. The appointment of an Officer shall not in itself create any contractual rights.

     SECTION 12.13. VACANCIES; INCAPACITY. A vacancy in any office, however occurring, may be filled by the CEO with unanimous concurrence of the Managers for the unexpired portion of the Officer's term. If an Officer is unable to fulfill his/her duties due to illness or other incapacity, the CEO shall have the authority to appoint an individual who shall fulfill the duties and shall exercise all of the rights and powers of the incapacitated Officer during his/her incapacity.

     SECTION 12.14. DUTIES TO THE COMPANY. Except as expressly provided herein, each Officer of the Company shall have the same duties and obligations to the Company as a Manger.

                                  ARTICLE XIII
                        AMENDMENTS AND GENERAL PROVISIONS

     SECTION 13.01. AMENDMENTS. The Articles of Organization of the Company and this Agreement may be amended only by the unanimous written consent of the Members. The Members or Managers shall execute, when required by law or this Agreement, all amendments of the Articles of Organization and this Agreement and do all filings, recordings, and other acts as may be appropriate to comply with the operation of the Company under Georgia law. Notwithstanding the foregoing, the information in APPENDIX TWO shall be adjusted from time to time by the
                      -------------
Managers to the extent necessary to reflect accurately, the information contained therein, without further action by the Members and this Agreement may be amended by the Managers without consent of the Members (a) to correct any error, (b) to cure any ambiguity or

(c) to convert or supplement any provision in a manner consistent with the intent of this Agreement.

     SECTION 13.02. NOTICES. Except as otherwise required by law, any notice required or permitted under this Agreement must be in writing and must be given either: (i) by personal delivery; (ii) by United States certified mail, return-receipt requested, postage prepaid, and properly addressed; (iii) by any private overnight, "same day", or "next-day" delivery service, delivery charges prepaid with proof of receipt; or (iv) by facsimile machine or telecopier. Notice sent in any of the manners set forth above must be addressed or sent to the Member at the addresses or facsimile phone numbers on record for the Member. Any party may change its address or facsimile number for the purposes of delivery and receipt of notices by advising all other parties in writing of the change. Notice delivered in one of the foregoing manners shall be deemed to be received: (I) on the date of delivery, if personally delivered; (II) on the date which is two days after deposit in the United States mail, if given by certified mail; (III) on the day after deposit with an express delivery service, if given by overnight, "same day", or "next-day" delivery service; or (IV) on the date of transmittal, if given by facsimile machine or facsimile. No notice shall be deemed effective unless sent in one of the manners described above.

     SECTION 13.03. WAIVER OF PARTITION. Each Member irrevocably waives any right to partition or the right to take any other action that might otherwise be available to the Member for the purpose of severing its relationship with the Company or its Interest in the Company from the Interest of the other Members until the dissolution of the Company.

     SECTION 13.04. MEMBER'S REPRESENTATIONS. Each Member, by executing this Agreement, represents that:

          (a) The Member is acquiring the Interest in the Company for its own account and not for the account of any other and as a long-term investment and does not have any current intention or know of any circumstances that might require the Assignment of any portion or all of the Interest;

          (b) The Interests in the Company may not be Assigned without the consent of the Managers and have not been registered under the Securities Act of 1933 as amended, and the Company has no obligation to so register the Interests; and

          (c) The Member has either had access or has been provided with, prior to acquiring the Interest in the Company, the same kind of information regarding the Company as required by Regulation D, promulgated by the Securities and Exchange Commission under the Securities Act of 1933 as amended.

     SECTION  13.05.  INDEMNIFICATION.

          (a) The Company shall indemnify and hold harmless each Member, Officer and Manager for, from, and against all loss, damages, liabilities, and expenses incurred by any Member, Officer or Manager arising out of acts or omissions committed or alleged to have been committed while acting as a Member, Officer or Manager for or on behalf of the Company, except for (i) fraudulent or grossly negligence acts or omissions of a Member, Manager or Officer; (ii) deceitful, intentional misconduct, a knowing violation of law or of this Agreement or (iii) in the case of a Manager or Officer, any act or omission committed in breach of the fiduciary duty of the Manager or Officer for any transaction for which the Manager or Officer received a personal benefit in violation or breach of any provision of this Agreement. Any indemnification extended pursuant to the above-provision shall be paid from, and limited to, the assets of the Company, and no Member, Officer or Manager shall have any personal liability for the indemnification.

          (b)  A  Member,  Officer or Manager shall remain liable to the Company
     (and shall not be entitled to any indemnification or defense from the Company) for all acts or omissions set forth in (a)(i) - (iii) above causing damage to the Company or its Members, Officers or Managers as determined by a final non-appealable order of a court of competent jurisdiction (except to the extent the Company is compensated for the damage by any insurance coverage maintained by the Company in accordance with this Agreement).

     SECTION 13.06. ATTORNEY FEES. If any suit, proceeding, claim, demand, or liability is asserted by a Member against the Company or by the Company against a Member or between any Members with respect to Company affairs, the prevailing party, in addition to any other remedy, shall be entitled to recover attorney fees, court costs, and other costs in a reasonable amount.

     SECTION 13.07. SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Agreement, every covenant, term, and provision of this Agreement shall be binding upon and inure to the benefit of the Members and their respective heirs, legatees, legal representatives, successors, transferees, and assigns; however, this Section shall not be deemed to authorize any Assignment not otherwise permitted under this Agreement, to confer upon the assignee of a Member's Interest any rights not specifically granted under this Agreement, or to supersede or modify in any manner any provision of Article VIII.

     SECTION 13.08. SEVERABILITY. If any one or more of the provisions of this Agreement or the applicability in any provision to a specific situation is held to be invalid or unenforceable, the provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of this Agreement and all other applications of such provisions shall not be affected by any such invalidity or unenforceability.

     SECTION 13.09. HEADINGS. The headings of this Agreement are for reference only and are not intended to limit or define the meaning of any provision of this Agreement.

     SECTION 13.10. APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the substantive laws and judicial decisions of the State of Georgia, excluding the conflicts of law provisions thereof.

     SECTION 13.11. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between and among the Parties, and there have been no representations, warranties, covenants, or conditions except for those specified in this Agreement.

     SECTION 13.12. TIME. Time is of the essence with respect to this Agreement.

     SECTION 13.13. CREDITORS. None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any creditors of the Company.

     SECTION 13.14. COUNTERPARTS; FACSIMILE. This Agreement may be executed in two or more counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument. Signatures on this Agreement may be communicated by facsimile transmission and shall be binding upon the parties transmitting the same.
Counterparts with original signatures shall be provided to the other parties within seven days of the applicable facsimile transmission; provided, however, that the failure to provide the original counterpart shall have no effect on the validity or the binding nature of this Agreement. If executed in counterparts, this Agreement shall be effective as if simultaneously executed.

     SECTION 13.15. SOLE AND ABSOLUTE DISCRETION. Except as otherwise provided in this Agreement, all actions that any Member may take and all determinations that any Member may make pursuant to this Agreement may be taken and made at the sole and absolute discretion of the Member.

     SECTION 13.16. CONFIDENTIALITY. The Managers and Members shall use commercially reasonable efforts to avoid the disclosure of the terms of this Agreement to third parties, except as may be required in connection with contracts to be entered into by the Company for the purposes of an Assignment or sale of an Interest in the Company or the construction, development, financing, operation, and disposition of any real estate or other project in which the Company elects to participate or except as may be required for financial, tax, or regulatory purposes or otherwise required by law.

     SECTION 13.17. CONSTRUCTION. Every covenant, term, and provision of this Agreement shall be construed according to its fair meaning and not strictly for or against any Member.

     Each of the Parties has executed this Agreement or a counterpart to be effective as of the Effective Date.


                                       INITIAL MEMBERS:


                                       NANOPIERCE TECHNOLOGIES, INC.


                                       By:/s/ Paul H. Metzinger
                                          -------------------------------------
                                          Paul H. Metzinger, President, Chief
                                          Executive Officer and Chairman of the
                                          Board


                                       XACT RESOURCES INTERNATIONAL, INC.


                                       By:/s/ Neal Baroletta
                                          -------------------------------------
                                          Neal Bartoletta, Manager


                                       SUBSEQUENT MEMBERS:



                                       ----------------------------------------
                                       Name

                                       ----------------------------------------
                                       Name

                                       ----------------------------------------
                                       Name

     This Agreement has been reviewed and accepted by the undersigned as the initial Managers of the Company.


                                       /s/ Paul H. Metzinger
                                       ----------------------------------------
                                       Paul H. Metzinger, Manager



                                       /s/ Neal Bartoletta
                                       ----------------------------------------
                                       Neal Bartoletta, Manager

                                  APPENDIX ONE
                                       TO
                       OPERATING AGREEMENT OF BIOAGRA LLC

     For purposes of this Agreement, the following terms have the meanings ascribed below:

     "ACT"  has  the  meaning  set  forth  in  the  Recitals.

     "ADDITIONAL MEMBER" means any Person who is admitted to the Company as a new Member in addition to the original Members by obtaining the requisite approval required by this Agreement, executing a signature page agreeing to be bound by the terms of this Agreement and by paying the Company the Initial Contribution, if any, as required by Article III hereof.

     "AFFILIATE" means, with respect to any Member or other Person: (i) a "Member of family," as that term is defined in I.R.C. Sec. 318(a)(1); or (ii) a Person that directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with that Member or Person.

     "AGREED VALUE" means the fair market value of any property contributed to the Company without regard to any lien encumbering the property; however, in accordance with I.R.C. Sec. 7701(g), the fair market value of this property shall be treated as being not less than the amount of any nonrecourse indebtedness to which this property is subject. The Agreed Value must be either set forth in this Agreement or in a written agreement, incorporating this Agreement by reference, executed by the contributing Member and all non-contributing Members.

     "AGREEMENT" means this Operating Agreement, as amended, restated, or supplemented from time to time.

     "ARTICLES OF ORGANIZATION" has the meaning set forth in Section 1.01 of this Agreement.

     "ASSIGN" or any variant of that term, means to sell, exchange, transfer, assign, pledge, hypothecate, encumber, give, bequeath, distribute, or otherwise dispose of any Interest in the Company or any beneficial interest in any Interest in the Company. The term "ASSIGN" or any variant of that term shall
                                       ------
not include any sale, exchange, transfer, assignment, gift, bequest, or distribution of any Interest in the Company to any Person who, at that time, is already a Member of the Company upon compliance with the requirements set forth in Sections 8.03, 8.04, and 8.05 of this Agreement and shall not include a Dissociation pursuant to Section 8.06 of this Agreement.

     "ASSIGNING MEMBER" has the meaning set forth in Section 8.03(b) of this Agreement.

     "BANKRUPTCY" means the filing by a Member of a petition commencing a voluntary case under the Bankruptcy Code; the adjudication of the Member as a bankrupt or insolvent; a general assignment by a Member for the benefit of creditors; an admission in writing by a Member of his/her/its inability to pay his/her/its debts as they become due; the filing by a Member of any


                                Appendix One - 1
petition or answer in any proceeding seeking for himself/herself/itself, or consenting to, or acquiescing in, any insolvency, receivership, reorganization, arrangement, composition, readjustment, or consenting to, or acquiescing in, any insolvency, receivership, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law, or regulation, or the filing by a Member of an answer or other pleading admitting or failing to deny, or to contest, the material allegations of the petition filed against him/her/it in any such proceeding; the seeking or consenting to, or acquiescence by a Member in, the appointment of any trustee, receiver, or liquidator of him/her/it, or any part of his/her/its property; the commencement against a Member of an involuntary case under the Bankruptcy Code, or a proceeding under any receivership, reorganization, arrangement, composition, readjustment, liquidation, insolvency, dissolution or like law or statute, which case or proceeding is not dismissed or vacated within 60 days; or the appointment without his/her/its consent or acquiescence of a trustee, receiver or liquidator of the Member or any part of his/her/its property, which appointment is not vacated or stayed within 60 days, and if stayed, is not vacated within 60 days after the expiration of the stay.

     "BOARD OF MANAGERS" means a board consisting of the Managers of the Company elected by the Members, which Board of Managers shall manage the business and affairs of the Company in accordance with the provisions of this Agreement.

     "CAPITAL ACCOUNT" means the capital account maintained for each Member as described in this Agreement.

     "CEO"  has  the  meaning  set  forth  in  Section  12.04 of this Agreement.

     "CFO"  has  the  meaning  set  forth  in  Section  12.08 of this Agreement.

     "COMPANY" means BioAgra LLC, the limited liability company referred to in this Agreement and any limited liability company continuing the business of the Company upon a dissolution described in this Agreement.

     "COMPANY VALUE" means the fair market value of the Company and its assets, net of all accrued and unpaid liabilities, as determined by the Company's accountant, if the Company were sold for cash on the date of the occurrence of the Event of Withdrawal or the Voluntary Withdrawal, as the case may be. If there is a dispute between the Members regarding the Company Value, the Company Value shall be determined by a Qualified Appraiser acceptable to the Selling Member and the Company. A "QUALIFIED APPRAISER" means a Person who is not an
                               -------------------
Affiliate of any Member and who is experienced in appraising property similar to that of the Company. If the Selling Member and the Company are unable to agree on a single Qualified Appraiser, the Selling Member and the purchaser each shall appoint a Qualified Appraiser. If the Company Value as determined by the lower of the two appraisals is equal to or greater than 85% of the Company Value as determined by the higher appraisal, the Company Value shall be the average of the two appraisals. If the Company Value as determined by the lower of the two appraisals is less than 85% of the Company Value as determined by the higher appraisal, the two Qualified Appraisers shall, within five business days after the last of the two appraisal reports is delivered to the Members, agree on a third Qualified Appraiser. The Company Value shall be deemed to be equal to the average of the two appraisals with the least dollar variation between


                                Appendix One - 2
them; however, the Company Value shall be no higher than the higher of the two original appraisals and no lower than the lower of the two original appraisals, and, further, if one appraisal is the average of the other two appraisals, the Company Value shall be deemed to be the average of all three appraisals. Each Qualified Appraiser shall be instructed to provide an appraisal report within 30 days of his appointment, and all costs of appraisal shall be borne equally by the Selling Member and the Company.

     "CONTRIBUTION" means any cash, services rendered, and the fair market value of any other Company asset contributed by a Member in exchange for, or in respect of, an Interest in the Company, including the Initial Contributions. An assumption of the Company's unsecured liability by a Member shall be treated as a contribution of cash to the Company. For this purpose, the assumption of a secured liability in excess of the fair market value of the security shall be treated as the assumption of an unsecured liability to the extent of that excess.

     "DEPRECIATION" means, for each Fiscal Year or other period, an amount equal to the cost recovery deduction allowable with respect to an asset for the year or other period; however, if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount that bears the same ratio to the beginning Gross Asset Value as the federal income tax cost recovery deduction for the year or other period bears to such beginning adjusted tax basis.

     "DISBURSABLE CASH" means, for any applicable period, Net Cash Flow and any investment interest received by the Company thereon for such period, less reserves for working capital in such amounts as the Board of Managers deem appropriate under the circumstances but not to exceed, with respect to such period, aggregate existing reserves equal to six months of operating fees as set forth in the Operating Budget for the applicable Fiscal Year.

     "DISSOCIATION" refers to the death, disability or other event referred to in Section 8.06 which terminates the continued membership of a Member in the Company.

     "DISSOLUTION" means (a) in the case of a Member who is acting as a Member by virtue of being a trustee of a trust, the termination of the trust (but not merely the substitution of a new trustee); (b) in the case of a Member that is a partnership, the dissolution and commencement of winding up of the partnership;
(c) in the case of a Member that is a corporation, the filing of articles of dissolution, or its equivalent, for the corporation or the revocation of its charter; (d) in the case of a limited liability company, the filing of articles of dissolution, or its equivalent, for the limited liability company, or the involuntary dissolution by a non-appealable order of a court of competent jurisdiction; or (e) in the case of an estate, the distribution by the fiduciary of the estate's entire membership interest.

     "DISTRIBUTION" means any cash, property or assets of the Company property distributed to a Member or Economic Interest Owner in respect of its Interest in the Company. All property and assets of the Company shall be valued at their fair market value determined by the Company using such reasonable method of valuation as it may adopt.

     "ECONOMIC INTEREST" means a Person's share, if any, of the capital, Profits, Losses, and Distributions of the Company under this Agreement and the Act, but the term "ECONOMIC


                                Appendix One - 3

INTEREST" shall not include any right to participate in the management of the business or affairs of the Company or any right to vote with Members upon any matter upon which a vote of the Members is taken. The Economic Interest of each Member shall be based upon the related Contribution to the Company.

     "ECONOMIC INTEREST OWNER" means the owner of an Economic Interest who is not a Member.

     "EFFECTIVE  DATE"  has the meaning set forth on page one of this Agreement.

     "EVENT OF DISSOLUTION" means the occurrence of any of the following: (i) the unanimous agreement of the Members that the Company is to be dissolved, liquidated, and terminated; (iii) the occurrence of an Event of Withdrawal or Voluntary Withdrawal with respect to the last remaining Member, except as otherwise provided in Section 8.01(c) of this Agreement; (iv) the sale or other disposition by the Company of all or substantially all of the assets of the Company and the Distribution to the Members of the proceeds from the sale or other disposition; (v) the entry of a decree of judicial dissolution under subsection (a) of O.C.G.A. Section 14-11-603; or (vi) the occurrence of any event that, under the Act, would cause the dissolution of the Company.

     "EVENT OF WITHDRAWAL" means, with respect to any Member, the occurrence of any of the following: (i) Bankruptcy; (ii) Dissolution; (iii) the commission of any act of gross negligence or fraud by a Member upon or affecting the Company;
(iv) a breach of a Member's fiduciary duty to the Company that causes the Company material financial loss; (v) any Assignment of a Member's Interest in the Company that is in violation of this Agreement; (vi) the failure of a Member to pay its applicable Initial Contributions when required under this Agreement; or (vii) the entry of a charging order against a Member's interest in the Company pursuant to O.C.G.A. Section 14-11-504 (except that, an Event of Withdrawal specified in clauses (v) or (vi) above shall not be treated as an Event of Withdrawal to the extent the Managers not appointed or elected by such Member otherwise agree not to treat such event as an Event of Withdrawal). Further, notwithstanding the foregoing, in the case of the Assignment of all the Interests in the Company, the assigning Members are permitted to remain as Members in the Company until all assignees of the Member's Interest have been admitted into the Company as Substituted Members.

     "EXERCISING MEMBER" means each Member who is not a Withdrawing Member and who is exercising its option to purchase the Interest of the Withdrawing Member pursuant to this Agreement.

     "FISCAL YEAR" means the year ending December 31 or, if the Company is terminated prior to December 31 of any year, the period ending on the date the Company is terminated. The Fiscal Year also shall constitute the taxable year of the Company. The Fiscal Year identified above may be changed only upon the unanimous approval of the Members.

     "GROSS ASSET VALUE" means, with respect to any asset, the adjusted basis of the asset for federal income tax purposes, except as follows: (i) the initial Gross Asset Value of any asset contributed by a Member to the Company shall be the Agreed Value of the asset; (ii) the Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market


                                Appendix One - 4
values (taking in to account I.R.C. Sec. 7701(g)), as determined by the Members, at the following times: (I) the acquisition of an additional Interest in the Company by any new or existing Member in exchange for a Contribution to the capital of the Company, (II) the Distribution by the Company to a Member of an amount of money or other Company property, unless all Members receive simultaneous Distributions of the money or undivided interests in the distributed property in accordance with the terms of this Agreement, and (III) the liquidation of a Member's Interest in the Company as defined in T.R. Sec. 1.704-1(b)(2)(ii)(g), including with respect to the liquidation of the Company;
(iii) the Gross Asset Value of a Company asset distributed to one or more Members shall be adjusted immediately prior to the Distribution to equal its then gross fair market value (taking into account I.R.C. Sec. 7701(g)); and (iv) if the Gross Asset Value of an asset has been determined or adjusted pursuant to subsection (i) or (ii) above, the Gross Asset Value thereafter shall be adjusted by the Depreciation, if any, taken into account with respect to the asset for purposes of computing Profits and Losses.

     "GROSS REVENUES" means, for any applicable period, the gross receipts of the Company from operations, including all items of income, whether ordinary or extraordinary, except Contributions or borrowing by the Company.

     "INCAPACITY" means the death, adjudication of incompetency or insanity of any individual, the status of an individual who has not attained the age of 18 years, or the dissolution, termination, or complete liquidation of any corporation, limited liability company, partnership, trust, or other entity.

     "INITIAL CONTRIBUTIONS" has the meaning set forth in Section 3.01 of this Agreement.

     "INITIAL  MEMBERS"  means  NanoPierce  and  XACT.

     "INTEREST" means (a) with respect to a Member, the entire ownership interest of a Member in the Company, including such Member's Economic Interest, together with any other rights and obligations granted to, or assumed by, a Member under the Articles of Organization, this Agreement or the Act and (b) with respect to an Economic Interest Owner, such Person's Economic Interest in the Company. Pursuant to O.C.G.A. Section 14-11-501, an interest in the Company shall be considered personal property for all purposes.

     "I.R.C." or "CODE" means the Internal Revenue Code of 1986, as amended, and a reference to any section or provision of the I.R.C. shall be deemed to refer to any future section or provision of the federal tax law that corresponds to the section or provision of the I.R.C. referred to that was in effect on the date of this Agreement.

     "LOSS" or "LOSSES" has the meaning set forth in the definition of "Profits."

     "MAJORITY" means (a) with respect to the Members, those Members whose Voting Interests constitute more than 50% of all of the Voting Interests attributable to the applicable Members entitled to vote on a matter and (b) with respect to the Managers, those Managers whose Voting Interests constitute more than 50% of all the Voting Interests attributable to the applicable Managers entitled to vote on a matter. Unless otherwise specified in this Agreement or in any written request for a vote, with respect to the Members, a Majority must be indicated by the affirmative approval of a Majority of the Members.


                                Appendix One - 5

     "MANAGER"  means the Persons designated as the Managers on APPENDIX TWO, as
                                                                ------------
may  be  amended  from  time  to  time.

     "MEMBER" means all of the Parties to this Agreement and all Persons who may become in the future an Additional Member or Substituted Member of the Company. The name, mailing address, Voting Interest and Percentage Interest of each Member of the Company appears on APPENDIX TWO, as may be amended from time to
                                    ------------
time.

     "NET CASH FLOW" means, for any applicable period, the Gross Revenues of the Company after payment (without duplication) of (a) the operating fees and expenses set forth in the Operating Budget relating to such period; and (b) expenses incurred relating to such period in connection with Section 7.16, all as reasonably determined by the Board of Managers consistent with the Operating Budget.

     "O.C.G.A." means the Official Code of Georgia Annotated, as then in effect.

     "OFFICERS"  has  the  meaning set forth in Section 12.01 of this Agreement.

     "OPERATING BUDGET" has the meaning set forth in Section 6.09 of this Agreement.

     "ORGANIZER" means the Person or Persons acting as the organizer or organizers of the Company in accordance with O.C.G.A. Section 14-11-203, as such may be amended from time to time.

     "PARTIES"  has  the  meaning  set  forth  on  page  one  of this Agreement.

     "PERCENTAGE INTEREST" means with respect to the Members, the percentage interest in the Company as set forth on APPENDIX TWO, which may be amended from
                                         ------------
time  to  time  in  the  manner  described  in  this  Agreement.

     "PERSON" means any individual, association, limited liability company, partnership, corporation, trust estate, or other entity.

     "PRIME LENDING RATE" means the rate of interest reported in the money rates column of The Wall Street Journal for corporate loans at large U.S. commercial banks. Whenever the Prime Lending Rate is used to calculate the payment of an amount due under this Agreement, the Prime Lending Rate will be adjusted as and when adjusted under The Wall Street Journal.

     "PROFITS" or "LOSSES" or "PROFIT" or "LOSS", when used in reference to the Company, means, for each Fiscal Year or other period, an amount equal to the Company's taxable income or loss for the year or period, determined in accordance with I.R.C. Sec. 703(a) (for this purpose, all items of income, gain, deduction, or loss required to be stated separately pursuant to I.R.C. Sec.
703(a)(1) shall be included in taxable income or loss), with the following adjustments: (i) any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits and Losses shall be added to the taxable income or loss; (ii) any expenditures of the Company described in I.R.C. Sec. 705(a)(2)(B) or treated as I.R.C. Sec. 705(a)(2)(B) expenditures pursuant to T.R. Sec. 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits and Losses shall be subtracted from the taxable income


                                Appendix One - 6
or loss; (iii) if the Gross Asset Value of any Company asset is adjusted pursuant to the definition of Gross Asset Value, the adjustment shall be reflected in the Profit or Loss of the Company for purposes of this Agreement as if the Company realized and recognized gain or loss for federal income tax purposes equal to the amount of such adjustment; (iv) gain or loss resulting from any disposition or deemed disposition (under subsection (iii) of this section) of Company property with respect to which gain or loss is recognized for federal income tax purposes or deemed recognized (under subsection (iii) of this section) shall be computed by reference to the Gross Asset Value of the property disposed of or deemed disposed of, notwithstanding that the tax basis of the property differs from its Gross Asset Value; and (v) in lieu of the cost recovery deductions taken into account in computing the taxable income or loss, there shall be taken into account Depreciation for the Fiscal Year or other period, computed in accordance with the definition of Depreciation.

     "PURCHASE NOTICE" has the meaning set forth in Section 8.03(d) of this Agreement.

     "PURCHASE OFFER" has the meaning set forth in Section 8.03(c) of this Agreement.

     "PURCHASING MEMBER" has the meaning set forth in Section 8.03(d) of this Agreement.

     "RIGHT OF FIRST REFUSAL" has the meaning set forth in Section 8.03(b) of this Agreement.

     "SELLING MEMBER" has the meaning set forth in Section 8.03(b) of this Agreement.

     "SUBSTITUTED MEMBER" means any Person who is admitted to the Company as a Member pursuant to the provisions of Article VIII in place of, or as an assignee of, a Member.

     "TAX MATTERS PARTNER" has the meaning set forth in Section 6.04 of this Agreement.

     "T.R." or "REGULATIONS" means the United States Treasury Regulations that are in effect on the date of this Agreement, and a reference to any section or provision of the T.R. shall be deemed to refer to any future section or provision of the T.R. that corresponds to the section or provision of the T.R. referred to that was in effect on the date of this Agreement.

     "VOLUNTARY WITHDRAWAL" means the decision or determination by a Member to withdraw as a Member from the Company.

     "VOTING INTEREST" means the number of votes assigned to the Members and the Managers as shown on APPENDIX TWO. The Voting Interest of a Member (and the
                         ------------
Manager or Managers appointed by such Member) may change based on adjustments to the Percentage Interest of a Member. For example, if the Percentage Interest of a Member is adjusted from 50% (and one vote) to 25%, the Voting Interest of the Member and the Manager or Managers elected or appointed by such Member shall be one-half vote.

     "WITHDRAWAL PRICE" has the meaning set forth in Section 8.02(d) of this Agreement.

     "WITHDRAWAL PRICE NOTE" has the meaning set forth in Section 8.02(e) of this Agreement.

     "WITHDRAWING  MEMBER"  means  a  Member  who  withdraws  from  the Company.


                                Appendix One - 7

                                  APPENDIX TWO
                            TO OPERATING AGREEMENT OF
                                   BIOAGRA LLC

MEMBER NAME AND ADDRESS             PERCENTAGE   VOTING INTEREST     INITIAL
                                     INTEREST                     CONTRIBUTIONS
NanoPierce Technologies, Inc.               50%           1 vote  $   1,500,000*
370 17th Street, Suite 3640
Denver, CO 80202
Facsimile: (303) 592-1054

Xact Resources International, Inc.          50%           1 vote  $   1,500,000#
7040 W. Palmetto PK Rd,
Suite 271
Boca Raton, FL 33442
Facsimile: (954) 421-5734

*The  Initial  Contribution  includes  $1,500,000  cash.

#The Initial Contribution includes rights, licenses, intellectual properties, know-how, processes, testing data, permits, approvals, customers, purchaser orders and similar items essential to the business of the Company, including, without limitation, the License Agreement dated as of November 9, 2004, by and between Xact Resources, Inc. and Progressive Bioactives, Inc., as may be amended from time to time and the Industrial Lease Agreement, by and between Liberty County Industrial Authority and BioAgra LLC, as may be amended from time to time, all of which shall be assigned to the Company pursuant to a General Conveyance and Assignment dated as of the Effective Date in a form reasonably acceptable to NanoPierce.

             MANAGER NAME AND ADDRESS         VOTING INTEREST
           Paul H. Metzinger                           1 vote
           370 17th Street, Suite 3640
           Denver, CO 80202
           Facsimile: (303) 592-1054

           Neal Bartoletta                             1 vote
           7040 W. Palmetto PK Rd, Suite 271
           Boca Raton, FL 33442
           Facsimile: (954) 421-5734

           Total Votes                                2 votes

        OFFICER NAME                               OFFICE(S) HELD
     Neal Bartoletta                                               CEO
     Paul H. Metzinger                        Executive Vice President
     Kristi J. Kampmann                                 CFO, Secretary